Mirae Asset Discovery Funds

Emerging Markets Fund

Asia Fund

Emerging Markets Great Consumer Fund

Asia Great Consumer Fund

Global Great Consumer Fund

	Emerging Markets Fund	Asia Fund	Emerging Markets Great Consumer Fund	Asia Great Consumer Fund	Global Great Consumer Fund
Class A	MALGX	MALAX	MECGX	MGCEX	MGUAX
Class C	MCLGX	MCLAX	MCCGX	MGCCX	MGUCX
Class I	MILGX	MILAX	MICGX	MGCIX	MGUIX

Prospectus

August 28, 2014

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

i

FUND SUMMARIES

EMERGING MARKETS FUND

Investment Objective

The investment objective of Emerging Markets Fund (the “Fund”) is to achieve long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Emerging Markets Fund, a series of Mirae Asset Discovery Funds (the “Trust”). You may qualify for sales charge discounts if you and your family invest, or agree to invest, at least $50,000 in the Trust. More information about these and other discounts is available from your financial professional and in the “Description of the Share Classes” section on page 40 of the Fund’s Prospectus and in the “Purchase and Redemption of Shares” section beginning on page 40 of the statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None

Maximum Deferred Sales Charge (Load) for redemptions within one year of purchase (as a percentage of the original cost or redemption proceeds, whichever is less) (a 1.00% deferred sales charge may apply on certain redemptions of Class A Shares made within 12 months of purchase if purchased without an initial sales charge)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	1.05%	1.05%	1.05%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	3.15%	4.48%	2.04%
Total Annual Fund Operating Expenses	4.45%	6.53%	3.09%
Fee Waiver and Expense Reimbursement*	(2.75)%	(4.08)%	(1.64)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement*†	1.70%	2.45%	1.45%

*

The Fund’s investment manager, Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA” or the “Investment Manager”), has contractually agreed to waive its management fee and, if necessary, to reimburse the Fund so that total operating expenses (excluding interest expense, taxes, brokerage commissions and certain other Fund expenses) of the Fund do not exceed 1.70% (for Class A Shares), 2.45% (for Class C Shares) and 1.45% (for Class I Shares) of average daily net assets through August 31, 2015. Each share class may have to repay Mirae Asset USA some of these amounts waived or reimbursed within three years if total operating expenses fall below the expense cap described above. The agreement may be terminated prior to August 31, 2015 upon 90 days’ prior written notice by a majority of the non-interested trustees of the Trust or by a majority of the outstanding voting securities of the Fund. More information about the Fund’s fee waiver and expense reimbursement agreement is available in the “Management of the Funds” section beginning on page 36 of the Prospectus.

†

The Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement differ from the ratios of net expenses to average net assets given in the Fund’s annual report, which does not reflect the current expenses of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your costs may be higher or lower, based on these assumptions your costs would be:

Emerging Markets Fund

	1 Year	3 Years	5 Years	10 Years
Class A	$738	$1,609	$2,490	$4,735
Class C	$348	$1,567	$2,846	$5,876
Class I	$148	$800	$1,477	$3,287

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$738	$1,609	$2,490	$4,735
Class C	$248	$1,567	$2,846	$5,876
Class I	$148	$800	$1,477	$3,287

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, Emerging Markets Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities (i) of issuers in emerging markets or (ii) that are tied economically to emerging markets, provided that, in either case, the issuers of any such securities are deemed by the Investment Manager to be Sector Leaders. Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts.

The Investment Manager defines “Sector Leaders” to be those issuers that are highly ranked, or those that the Investment Manager expects to be highly ranked in the future, in terms of market share or market capitalization within their respective country, region, industry, products produced or services offered, as applicable.

The Investment Manager generally considers “highly ranked” to mean first or second. In determining whether an issuer is, or is likely to be, highly ranked, the Investment Manager considers, among other things: 1) issuers with a sustainable long-term business model or strategy that the Investment Manager considers to be a competitive advantage; 2) issuers with businesses that the Investment Manager expects to benefit from long-term economic trends; and 3) issuers with management practices and philosophies that the Investment Manager considers beneficial to shareholder value.

The Investment Manager considers an emerging market country to include any country that is:  1) generally recognized to be an emerging country by the international financial community, including the World Bank; 2) classified by the United Nations as a developing country; or 3) included in the MSCI Emerging Markets Index. The Investment Manager determines that an investment is tied economically to an emerging market if such investment satisfies one or more of the following conditions: 1) the issuer’s primary trading market is in an emerging market; 2) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in emerging markets; 3) the investment is included in an index representative of emerging markets; and 4) the investment is exposed to the economic risks and returns of emerging markets.

For market capitalization determination, the Investment Manager considers, on a country-by-country basis, the rankings published by generally recognized classification systems, such as the MSCI Global Industry Classification System (“MSCI GICS”).  The Investment Manager may invest in issuers across all industry sectors, as defined by MSCI GICS.

For market share determination, the Investment Manager generally uses its proprietary analysis of an issuer’s competitive positioning within its respective industry on a province, state, country or regional basis.  The Investment Manager also may consider product segments or types of services provided by an issuer that are outside of the issuer’s generally recognized industry classification.  The Investment Manager’s proprietary analysis may include consideration of third-party data on market share.

The Investment Manager buys and sells securities based on its judgment about issuers, the prices of the securities and other economic factors. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The Fund may invest in securities of any market capitalization.  Although the Fund may invest more than 25% of its assets in issuers located in a single country or in a limited number of countries, in no event will the Fund be invested in fewer than three countries at any given time.  Under normal market conditions, the Fund intends to invest substantially all of its net assets in non-U.S. companies.

Emerging Markets Fund

Principal Risks of Investment in the Fund

Emerging Markets Fund cannot guarantee that it will achieve its investment objective. As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund. Principal risks related to an investment in the Fund are summarized below.

Asset Allocation Risk – The Fund’s ability to achieve its investment objective will depend, in part, on the Investment Manager’s ability to select the best allocation of assets across the various emerging market countries. There is a risk that the Investment Manager’s evaluations and assumptions may be incorrect in view of actual market conditions.

Depositary Receipts Risk – There may be less material information available regarding issuers of unsponsored depositary receipts and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities.

Emerging Markets Risk – The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Equity Securities Risk; Stock Market Volatility – Equity securities include common and preferred stocks. Stock markets are volatile. The value of equity securities is affected by changes in a company’s financial condition and overall market and economic conditions. Preferred stock may be subject to optional or mandatory redemption provisions.

Foreign Securities Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Also, political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments. Foreign regulatory and fiscal policies may affect the ability to trade securities across markets. Foreign markets also may differ widely in trading and execution capabilities, liquidity and expenses, including brokerage and transaction costs. Brokerage and transaction costs are generally higher for foreign securities than for U.S. investments. Foreign investments typically are issued and traded in foreign currencies. As a result, their values may be affected significantly by changes in exchange rates between foreign currencies and the U.S. dollar.

Geographic Concentration Risk – The Fund may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could affect significantly the Fund’s performance. For example, as of the Fund’s most recently ended fiscal year, the Fund was substantially invested in China and Hong Kong. See “Risks of Investing in China” below.

High Portfolio Turnover Risk – The Fund may engage in active and frequent trading to achieve its principal investment objectives. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase an investor’s tax liability unless shares are held through a tax deferred or exempt vehicle. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

Inflation Risk – Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. The present value of the Fund’s assets and distributions can decline as inflation increases.

Large-Cap Securities Risk – Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Legal and Regulatory Risk – The regulatory environment for funds is evolving, and legal, tax and regulatory changes could occur that may adversely affect the Fund.

Risks of Investing in China – Investments in China and Hong Kong are subject to special risks. The Chinese government continues to influence heavily the course of the Chinese markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies that may be connected to governmental influence, a lack of publicly available information and/or political and social instability. China’s aging infrastructure, growing income inequality and worsening environmental conditions also are factors that may affect the Chinese economy. In addition, any attempt by China to exert control over Hong Kong’s economic, political or legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong, thereby negatively affecting markets and business performance and adversely affecting the Fund’s investments.

Emerging Markets Fund

Selection Risk – The securities selected by the Fund may underperform the market or other securities selected by other funds.

Small- and Mid-Cap Securities Risk – Securities of small- and mid-sized companies may be more volatile and subject to greater risk than securities of larger companies. Small- and mid-cap companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Performance Information

The bar chart and table below provide an indication of the risks of an investment in the Fund.  The bar chart shows how the Fund’s performance has varied from year to year.  The table shows how the Fund’s average annual returns compare with those of the MSCI Emerging Markets Index.  If the Investment Manager had not agreed to waive or reimburse certain Fund expenses during this period, the Fund’s returns would have been less than those shown.  Past performance, including before- and after-tax returns, is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund's performance can be found on the Trust's website at http://investments.miraeasset.us or by calling 1-888-335-3417.

The bar chart below shows the Fund’s annual returns for Class I Shares.  The returns for Class A Shares and Class C Shares will be lower than Class I Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class I Shares*

Best Quarter:	13.18%	3/31/2012
Worst Quarter:	-27.73%	9/30/2011

*	The performance information shown above is based on a calendar year. The Class I Shares year-to date return as of the most recent calendar quarter ended June 30, 2014 was 4.52%.

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class I Shares of the Fund and after-tax returns for Class A and Class C Shares may vary. The table includes all applicable fees and sales charges. The table further compares the Fund’s performance over time to that of the MSCI Emerging Markets Index, a broad-based securities index. For additional information regarding this index, see “Description of Fund Benchmarks” starting on page 35 of this Prospectus.

Average Annual Total Returns (for the periods ended December 31, 2013)	1 Year	Since Inception (September 24, 2010)
Class I
Return Before Taxes	1.88%	0.63%
Return After Taxes on Distributions	2.16%	0.30%
Return After Taxes on Distributions and Sale of Fund Shares	1.39%	0.46%
Class A Returns Before Taxes	-4.27%	-1.46%
Class C Returns Before Taxes	-0.14%	-0.41%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	-2.27%	1.21%

Emerging Markets Fund

Management

Investment Manager and Sub-Manager

Mirae Asset Global Investments (USA) LLC (previously defined as “Mirae Asset USA” or the “Investment Manager”) is the investment manager for Emerging Markets Fund. Mirae Asset USA has retained Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong”) to act as sub-manager to portions of the Fund’s portfolio.  The term “Investment Manager” may also refer to the Fund’s sub-manager, as applicable.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Title	Service with the Fund
José Gerardo Morales, CFA	Portfolio Manager, Eastern Europe, Middle East and Africa	2010
Young Hwan Kim	Portfolio Manager, Latin America	2010
Rahul Chadha	Portfolio Manager, Asia	2010

Purchase and Sale of Fund Shares

You may purchase or redeem shares of Emerging Markets Fund on days when the New York Stock Exchange is open for regular trading at the Fund’s next determined net asset value after Citi Fund Services Ohio, Inc., the transfer agent, receives your request in good order:  by mail (Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165); by telephone (1-888-335-3417); or through your financial intermediary. Shares may be purchased, and redemption proceeds received, by electronic bank transfer, by check, or by wire. Investment minimums for Class A and Class C Shares are generally as set forth in the table below.

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Regular	$2,000	$100
IRA and Roth IRA	$500	$50
Coverdell Education Savings Account (Educational IRA)	$500	$50
Systematic Investment Plan	$500	$50

The minimum initial investment for Class I Shares of the Fund is $250,000, subject to certain exceptions. The minimum subsequent investment for Class I Shares of the Fund is $25,000.  The Fund may reduce or waive the minimums set forth above in its discretion.

Tax Information

Dividends and capital gain distributions you receive from Emerging Markets Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund also may be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Emerging Markets Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Emerging Markets Fund

ASIA FUND

Investment Objective

The investment objective of Asia Fund (the “Fund”) is to achieve long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Asia Fund, a series of Mirae Asset Discovery Funds (the “Trust”). You may qualify for sales charge discounts if you and your family invest, or agree to invest, at least $50,000 in the Trust. More information about these and other discounts is available from your financial professional and in the “Description of the Share Classes” section on page 40 of the Fund’s Prospectus and in the “Purchase and Redemption of Shares” section beginning on page 40 of the statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None

Maximum Deferred Sales Charge (Load) for redemptions within one year of purchase (as a percentage of the original cost or redemption proceeds, whichever is less) (a 1.00% deferred sales charge may apply on certain redemptions of Class A Shares made within 12 months of purchase if purchased without an initial sales charge)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	3.35%	5.22%	2.46%
Total Annual Fund Operating Expenses	4.60%	7.22%	3.46%
Fee Waiver and Expense Reimbursement*	(2.90)%	(4.77)%	(2.01)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement*†	1.70%	2.45%	1.45%

*

The Fund’s investment manager, Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA” or the “Investment Manager”), has contractually agreed to waive its management fee and, if necessary, to reimburse the Fund so that total operating expenses (excluding interest expense, taxes, brokerage commissions and certain other Fund expenses) of the Fund do not exceed 1.70% (for Class A Shares), 2.45% (for Class C Shares) and 1.45% (for Class I Shares) of average daily net assets through August 31, 2015. Each share class may have to repay Mirae Asset USA some of these amounts waived or reimbursed within three years if total operating expenses fall below the expense cap described above. The agreement may be terminated prior to August 31, 2015 upon 90 days’ prior written notice by a majority of the non-interested trustees of the Trust or by a majority of the outstanding voting securities of the Fund. More information about the Fund’s fee waiver and expense reimbursement agreement is available in the “Management of the Funds” section beginning on page 36 of the Prospectus.

†

The Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement differ from the ratios of net expenses to average net assets given in the Fund’s annual report, which does not reflect the current expenses of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$738	$1,637	$2,544	$4,842
Class C	$348	$1,696	$3,081	$6,282
Class I	$148	$875	$1,625	$3,604

Asia Fund

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$738	$1,637	$2,544	$4,842
Class C	$248	$1,696	$3,081	$6,282
Class I	$148	$875	$1,625	$3,604

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, Asia Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities (i) of issuers in Asia, excluding Japan or (ii) that are tied economically to Asia, excluding Japan, provided that, in either case, the issuers of any such securities are deemed by the Investment Manager to be Sector Leaders. Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts.

The Investment Manager defines “Sector Leaders” to be those issuers that are highly ranked, or those that the Investment Manager expects to be highly ranked in the future, in terms of market share or market capitalization within their respective country, region, industry, products produced or services offered, as applicable.

The Investment Manager generally considers “highly ranked” to mean first or second. In determining whether an issuer is, or is likely to be, highly ranked, the Investment Manager considers, among other things: 1) issuers with a sustainable long-term business model or strategy that the Investment Manager considers to be a competitive advantage; 2) issuers with businesses that the Investment Manager expects to benefit from long-term economic trends; and 3) issuers with management practices and philosophies that the Investment Manager considers beneficial to shareholder value.

The Investment Manager considers Asia to include, primarily, China (including Hong Kong and Macau), India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.  The Investment Manager determines that an investment is tied economically to Asia, excluding Japan, if such investment satisfies one or more of the following conditions: 1) the issuer’s primary trading market is in Asia, excluding Japan; 2) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in Asia, excluding Japan; 3) the investment is included in an index representative of Asia, excluding Japan; and 4) the investment is exposed to the economic risks and returns of Asia, excluding Japan.

For market capitalization determination, the Investment Manager considers, on a country-by-country basis, the rankings published by generally recognized classification systems, such as the MSCI Global Industry Classification System (“MSCI GICS”). The Investment Manager may invest in issuers across all industry sectors, as defined by MSCI GICS.

For market share determination, the Investment Manager generally uses its proprietary analysis of an issuer’s competitive positioning within its respective industry on a province, state, country or regional basis. The Investment Manager also may consider product segments or types of services provided by an issuer that are outside of the issuer’s generally recognized industry classification. The Investment Manager’s proprietary analysis may include consideration of third-party data on market share.

The Investment Manager buys and sells securities based on its judgment about issuers, the prices of the securities and other economic factors. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.  The Fund may invest in securities of any market capitalization.

Principal Risks of Investment in the Fund

Asia Fund cannot guarantee that it will achieve its investment objective. As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund. Principal risks related to an investment in the Fund are summarized below.

Asset Allocation Risk – The Fund’s ability to achieve its investment objective will depend, in part, on the Investment Manager’s ability to select the best allocation of assets across the various countries in Asia. There is a risk that the Investment Manager’s evaluations and assumptions may be incorrect in view of actual market conditions.

Asia Fund

Depositary Receipts Risk – There may be less material information available regarding issuers of unsponsored depositary receipts and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities.

Emerging Markets Risk – The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Equity Securities Risk; Stock Market Volatility – Equity securities include common and preferred stocks. Stock markets are volatile. The value of equity securities is affected by changes in a company’s financial condition and overall market and economic conditions. Preferred stock may be subject to optional or mandatory redemption provisions.

Foreign Securities Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Also, political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments. Foreign regulatory and fiscal policies may affect the ability to trade securities across markets. Foreign markets also may differ widely in trading and execution capabilities, liquidity and expenses, including brokerage and transaction costs. Brokerage and transaction costs are generally higher for foreign securities than for U.S. investments. Foreign investments typically are issued and traded in foreign currencies.  As a result, their values may be affected significantly by changes in exchange rates between foreign currencies and the U.S. dollar.

Geographic Concentration Risk – The Fund may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could affect significantly the Fund’s performance. For example, as of the Fund’s most recently ended fiscal year, the Fund was substantially invested in China and Hong Kong. See “Risks of Investing in China” below.

High Portfolio Turnover Risk – The Fund may engage in active and frequent trading to achieve its principal investment objectives. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase an investor’s tax liability unless shares are held through a tax deferred or exempt vehicle. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

Inflation Risk – Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. The present value of the Fund’s assets and distributions can decline as inflation increases.

Large-Cap Securities Risk – Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Legal and Regulatory Risk – The regulatory environment for funds is evolving, and legal, tax and regulatory changes could occur that may adversely affect the Fund.

Risks of Investing in Asia – Because the Fund concentrates its investments in Asia, excluding Japan, the Fund’s performance will be closely tied to economic and political conditions in Asia and geopolitical conditions in Asia, including the risk of severe political and military disruption. As a region, Asia comprises countries in all stages of economic development, and many of the economies of these countries are intertwined, which may cause them to experience recessions at the same time. In addition, natural disasters might have a substantial economic impact on affected regions, at least temporarily.

Risks of Investing in China – Investments in China and Hong Kong are subject to special risks. The Chinese government continues to influence heavily the course of the Chinese markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies that may be connected to governmental influence, a lack of publicly available information and/or political and social instability. China’s aging infrastructure, growing income inequality and worsening environmental conditions also are factors that may affect the Chinese economy. In addition, any attempt by China to exert control over Hong Kong’s economic, political or legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong, thereby negatively affecting markets and business performance and adversely affecting the Fund’s investments.

Selection Risk – The securities selected by the Fund may underperform the market or other securities selected by other funds.

Asia Fund

Small- and Mid-Cap Securities Risk – Securities of small- and mid-sized companies may be more volatile and subject to greater risk than securities of larger companies. Small- and mid-cap companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Performance Information

The bar chart and table below provide an indication of the risks of an investment in the Fund.  The bar chart shows how the Fund’s performance has varied from year to year.  The table shows how the Fund’s average annual returns compare with those of the MSCI All Country (AC) Asia ex-Japan Index. If the Investment Manager had not agreed to waive or reimburse certain Fund expenses during this period, the Fund’s returns would have been less than those shown. Past performance, including before- and after-tax returns, is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's performance can be found on the Trust's website at http://investments.miraeasset.us or by calling 1-888-335-3417.

The bar chart below shows the Fund’s annual returns for Class I Shares. The returns for Class A Shares and Class C Shares will be lower than Class I Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class I Shares*

Best Quarter:	13.94%	3/31/2012
Worst Quarter:	-27.50%	9/30/2011

*	The performance information shown above is based on a calendar year. The Class I Shares year-to date return as of the most recent calendar quarter ended June 30, 2014 was 7.02%.

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class I Shares of the Fund and after-tax returns for Class A and Class C Shares may vary. The table includes all applicable fees and sales charges.  The table further compares the Fund’s performance over time to that of the MSCI All Country (AC) Asia ex-Japan Index, a broad-based securities index. For additional information regarding this index, see “Description of Fund Benchmarks” starting on page 35 of this Prospectus.

Average Annual Total Returns (for the periods ended December 31, 2013)	1 Year	Since Inception (September 24, 2010)
Class I
Return Before Taxes	11.85%	4.51%
Return After Taxes on Distributions	11.52%	4.43%
Return After Taxes on Distributions and Sale of Fund Shares	6.97%	3.49%
Class A Returns Before Taxes	5.18%	2.31%
Class C Returns Before Taxes	9.74%	3.44%
MSCI All Country (AC) Asia ex-Japan Index (reflects no deduction for fees, expenses or taxes)	3.33%	4.10%

Asia Fund

Management

Investment Manager and Sub-Manager

Mirae Asset Global Investments (USA) LLC (previously defined as “Mirae Asset USA” or the “Investment Manager”) is the investment manager for Asia Fund. Mirae Asset USA has retained Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong”) to act as sub-manager to the Fund.  The term “Investment Manager” may also refer to the Fund’s sub-manager, as applicable.

Portfolio Manager

The following individual is primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Title	Service with the Fund
Rahul Chadha	Portfolio Manager	2010

Purchase and Sale of Fund Shares

You may purchase or redeem shares of Asia Fund on days when the New York Stock Exchange is open for regular trading at the Fund’s next determined net asset value after Citi Fund Services Ohio, Inc., the transfer agent, receives your request in good order:  by mail (Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165); by telephone (1-888-335-3417); or through your financial intermediary. Shares may be purchased, and redemption proceeds received, by electronic bank transfer, by check, or by wire. Investment minimums and minimum account balances for Class A and Class C Shares are generally as set forth in the table below.

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Regular	$2,000	$100
IRA and Roth IRA	$500	$50
Coverdell Education Savings Account (Educational IRA)	$500	$50
Systematic Investment Plan	$500	$50

The minimum initial investment for Class I Shares of the Fund is $250,000, subject to certain exceptions. The minimum subsequent investment for Class I Shares of the Fund is $25,000.  The Fund may reduce or waive the minimums set forth above in its discretion.

Tax Information

Dividends and capital gain distributions you receive from Asia Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund also may be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Asia Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Asia Fund

EMERGING MARKETS GREAT CONSUMER FUND

Investment Objective

The investment objective of Emerging Markets Great Consumer Fund (“EM Great Consumer Fund” or the “Fund”) is to achieve long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of EM Great Consumer Fund, a series of Mirae Asset Discovery Funds (the “Trust”). You may qualify for sales charge discounts if you and your family invest, or agree to invest, at least $50,000 in the Trust. More information about these and other discounts is available from your financial professional and in the “Description of the Share Classes” section on page 40 of the Fund’s Prospectus and in the “Purchase and Redemption of Shares” section beginning on page 40 of the statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None

Maximum Deferred Sales Charge (Load) for redemptions within one year of purchase (as a percentage of the original cost or redemption proceeds, whichever is less) (a 1.00% deferred sales charge may apply on certain redemptions of Class A Shares made within 12 months of purchase if purchased without an initial sales charge)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	1.05%	1.05%	1.05%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.23%	1.38%	1.25%
Total Annual Fund Operating Expenses	2.53%	3.43%	2.30%
Fee Waiver and Expense Reimbursement*	(0.83)%	(0.98)%	(0.85)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement* †	1.70%	2.45%	1.45%

*

The Fund’s investment manager, Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA” or the “Investment Manager”), has contractually agreed to waive its management fee and, if necessary, to reimburse the Fund so that total operating expenses (excluding interest expense, taxes, brokerage commissions and certain other Fund expenses) of the Fund do not exceed 1.70% (for Class A Shares), 2.45% (for Class C Shares) and 1.45% (for Class I Shares) of average daily net assets through August 31, 2015. Each share class may have to repay Mirae Asset USA some of these amounts waived or reimbursed within three years if total operating expenses fall below the expense cap described above. The agreement may be terminated prior to August 31, 2015 upon 90 days’ prior written notice by a majority of the non-interested trustees of the Trust or by a majority of the outstanding voting securities of the Fund. More information about the Fund’s fee waiver and expense reimbursement agreement is available in the “Management of the Funds” section beginning on page 36 of the Prospectus.

†

The Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement differ from the ratios of net expenses to average net assets given in the Fund’s annual report, which does not reflect the current expenses of the Fund ..

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$738	$1,243	$1,773	$3,217
Class C	$348	$963	$1,700	$3,647
Class I	$148	$637	$1,153	$2,570

EM Great Consumer Fund

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$738	$1,243	$1,773	$3,217
Class C	$248	$963	$1,700	$3,647
Class I	$148	$637	$1,153	$2,570

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, EM Great Consumer Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities (i) of issuers in emerging markets or (ii) that are tied economically to emerging markets, provided that, in either case, the issuers of any such securities are expected to be beneficiaries of the increasing consumption and growing purchasing power of individuals in the world’s emerging markets.  Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts.

The Investment Manager’s Great Consumer investment strategy focuses on investments that the Investment Manager believes will benefit from the collective direct and indirect economic effect resulting from increased consumption activities and growing purchasing power of individuals within the world’s emerging economies.

The Investment Manager considers an emerging market country to include any country that is: 1) generally recognized to be an emerging country by the international financial community, including the World Bank; 2) classified by the United Nations as a developing country; or 3) included in the MSCI Emerging Markets Index. The Investment Manager determines that an investment is tied economically to an emerging market if such investment satisfies one or more of the following conditions: 1) the issuer’s primary trading market is in an emerging market; 2) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in emerging markets; 3) the investment is included in an index representative of emerging markets; and 4) the investment is exposed to the economic risks and returns of emerging markets.

The Investment Manager expects that emerging markets will experience rapid growth in domestic consumption and that key themes will drive this consumption, including population growth, increasing industrialization, income growth, wealth accumulation, increasing consumption among youths and pursuit of a higher quality of life.  The Fund will invest in issuers across a range of industry sectors that may benefit from increasing consumption in emerging markets.  Such industries may include, but are not limited to, consumer staples, consumer discretionary, financial, information technology, healthcare and telecommunication services.

The Investment Manager buys and sells securities based on its judgment about issuers, the prices of the securities and other economic factors.  The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The Fund may invest in securities of any market capitalization. Although the Fund may invest more than 25% of its assets in issuers located in a single country or in a limited number of countries, in no event will the Fund be invested in fewer than three countries at any given time. Under normal market conditions, the Fund intends to invest substantially all of its net assets in non-U.S. companies.

Principal Risks of Investment in the Fund

EM Great Consumer Fund cannot guarantee that it will achieve its investment objective. As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund. Principal risks related to an investment in the Fund are summarized below.

Asset Allocation Risk – The Fund’s ability to achieve its investment objective will depend, in part, on the Investment Manager’s ability to select the best allocation of assets across the various emerging market countries. There is a risk that the Investment Manager’s evaluations and assumptions may be incorrect in view of actual market conditions.

Depositary Receipts Risk – There may be less material information available regarding issuers of unsponsored depositary receipts and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities.

EM Great Consumer Fund

Emerging Markets Risk – The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Equity Securities Risk; Stock Market Volatility – Equity securities include common and preferred stocks. Stock markets are volatile. The value of equity securities is affected by changes in a company’s financial condition and overall market and economic conditions. Preferred stock may be subject to optional or mandatory redemption provisions.

Foreign Securities Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Also, political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments. Foreign regulatory and fiscal policies may affect the ability to trade securities across markets. Foreign markets also may differ widely in trading and execution capabilities, liquidity and expenses, including brokerage and transaction costs. Brokerage and transaction costs are generally higher for foreign securities than for U.S. investments. Foreign investments typically are issued and traded in foreign currencies.  As a result, their values may be affected significantly by changes in exchange rates between foreign currencies and the U.S. dollar.

Geographic Concentration Risk – The Fund may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could affect significantly the Fund’s performance.

Inflation Risk – Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. The present value of the Fund’s assets and distributions can decline as inflation increases.

Large-Cap Securities Risk – Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Legal and Regulatory Risk – The regulatory environment for funds is evolving, and legal, tax and regulatory changes could occur that may adversely affect the Fund.

Selection Risk – The securities selected by the Fund may underperform the market or other securities selected by other funds.

Small- and Mid-Cap Securities Risk – Securities of small- and mid-sized companies may be more volatile and subject to greater risk than securities of larger companies. Small- and mid-cap companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Performance Information

The bar chart and table below provide an indication of the risks of an investment in the Fund.  The bar chart shows how the Fund’s performance has varied from year to year.  The table shows how the Fund’s average annual returns compare with those of the MSCI Emerging Markets Index.  Class A and Class C Shares commenced operations on November 4, 2010.  Performance of Class A and Class C Shares for periods prior to November 4, 2010 is based on the historical performance of Class I Shares and has been adjusted to reflect the expenses applicable to Class A and Class C Shares, as applicable. If the Investment Manager had not agreed to waive or reimburse certain Fund expenses during this period, the Fund’s returns would have been less than those shown.  Past performance, including before- and after-tax returns, is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund's performance can be found on the Trust's website at http://investments.miraeasset.us or by calling 1-888-335-3417.

The bar chart below shows the Fund’s annual returns for Class I Shares.  The returns for Class A Shares and Class C Shares will be lower than Class I Shares’ returns shown in the bar chart because the expenses of the classes differ.

EM Great Consumer Fund

Annual Total Returns as of 12/31 for Class I Shares*

Best Quarter:	19.22%	3/31/2012
Worst Quarter:	-22.56%	9/30/2011

*	The performance information shown above is based on a calendar year. The Class I Shares year-to date return as of the most recent calendar quarter ended June 30, 2014 was 6.35%.

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class I Shares of the Fund and after-tax returns for Class A and Class C Shares may vary. The table includes all applicable fees and sales charges. The table further compares the Fund’s performance over time to that of the MSCI Emerging Markets Index, a broad-based securities index. For additional information regarding this index, see “Description of Fund Benchmarks” starting on page 35 of this Prospectus.

Average Annual Total Returns (for the periods ended December 31, 2013)	1 Year	Since Inception (September 24, 2010)
Class I
Return Before Taxes	4.14%	6.55%
Return After Taxes on Distributions	4.14%	6.16%
Return After Taxes on Distributions and Sale of Fund Shares	2.35%	4.93%
Class A Returns Before Taxes	-2.00%	4.42%
Class C Returns Before Taxes	2.16%	5.50%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	-2.27%	1.21%

Management

Investment Manager and Sub-Manager

Mirae Asset Global Investments (USA) LLC (previously defined as “Mirae Asset USA” or the “Investment Manager”) is the investment manager for EM Great Consumer Fund. Mirae Asset USA has retained Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong”) to act as sub-manager to portions of the Fund’s portfolio.  The term “Investment Manager” may also refer to the Fund’s sub-manager, as applicable.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Title	Service with the Fund
José Gerardo Morales, CFA	Portfolio Manager, Eastern Europe, Middle East and Africa	2010
Young Hwan Kim	Portfolio Manager, Latin America	2011
Joohee An	Portfolio Manager, Asia	2010

EM Great Consumer Fund

Purchase and Sale of Fund Shares

You may purchase or redeem shares of EM Great Consumer Fund on days when the New York Stock Exchange is open for regular trading at the Fund’s next determined net asset value after Citi Fund Services Ohio, Inc., the transfer agent, receives your request in good order:  by mail (Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165); by telephone (1-888-335-3417); or through your financial intermediary. Shares may be purchased, and redemption proceeds received, by electronic bank transfer, by check, or by wire. Investment minimums for Class A and Class C Shares are generally as set forth in the table below.

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Regular	$2,000	$100
IRA and Roth IRA	$500	$50
Coverdell Education Savings Account (Educational IRA)	$500	$50
Systematic Investment Plan	$500	$50

The minimum initial investment for Class I Shares of the Fund is $250,000, subject to certain exceptions. The minimum subsequent investment for Class I Shares of the Fund is $25,000. The Fund may reduce or waive the minimums set forth above in its discretion.

Tax Information

Dividends and capital gain distributions you receive from EM Great Consumer Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund also may be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase EM Great Consumer Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EM Great Consumer Fund

ASIA GREAT CONSUMER FUND

Investment Objective

The investment objective of Asia Great Consumer Fund (the “Fund”) is to achieve long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Asia Great Consumer Fund, a series of Mirae Asset Discovery Funds (the “Trust”). You may qualify for sales charge discounts if you and your family invest, or agree to invest, at least $50,000 in the Trust. More information about these and other discounts is available from your financial professional and in the “Description of the Share Classes” section on page 40 of the Fund’s Prospectus and in the “Purchase and Redemption of Shares” section beginning on page 40 of the statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None

Maximum Deferred Sales Charge (Load) for redemptions within one year of purchase (as a percentage of the original cost or redemption proceeds, whichever is less) (a 1.00% deferred sales charge may apply on certain redemptions of Class A Shares made within 12 months of purchase if purchased without an initial sales charge)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	2.60%	3.61%	1.98%
Total Annual Fund Operating Expenses	3.85%	5.61%	2.98%
Fee Waiver and Expense Reimbursement*	(2.15)%	(3.16)%	(1.53)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement *†	1.70%	2.45%	1.45%

*

The Fund’s investment manager, Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA” or the “Investment Manager”), has contractually agreed to waive its management fee and, if necessary, to reimburse the Fund so that total operating expenses (excluding interest expense, taxes, brokerage commissions and certain other Fund expenses) of the Fund do not exceed 1.70% (for Class A Shares), 2.45% (for Class C Shares) and 1.45% (for Class I Shares) of average daily net assets through August 31, 2015. Each share class may have to repay Mirae Asset USA some of these amounts waived or reimbursed within three years if total operating expenses fall below the expense cap described above. The agreement may be terminated prior to August 31, 2015 upon 90 days’ prior written notice by a majority of the non-interested trustees of the Trust or by a majority of the outstanding voting securities of the Fund. More information about the Fund’s fee waiver and expense reimbursement agreement is available in the “Management of the Funds” section beginning on page 36 of the Prospectus.

†

The Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement differ from the ratios of net expenses to average net assets given in the Fund’s annual report, which does not reflect the current expenses of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$738	$1,496	$2,272	$4,291
Class C	$348	$1,392	$2,521	$5,286
Class I	$148	$777	$1,433	$3,191

Asia Great Consumer Fund

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$738	$1,496	$2,272	$4,291
Class C	$248	$1,392	$2,521	$5,286
Class I	$148	$777	$1,433	$3,191

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, Asia Great Consumer Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities (i) of issuers in Asia, excluding Japan, or (ii) that are tied economically to Asia, excluding Japan, provided that, in either case, the issuers of any such securities are expected to be beneficiaries of the increasing consumption and growing purchasing power of individuals in the world’s emerging markets.  Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts.

The Investment Manager’s Great Consumer investment strategy focuses on investments that the Investment Manager believes will benefit from the collective direct and indirect economic effect resulting from increased consumption activities and growing purchasing power of individuals within the world’s emerging economies.

The Investment Manager considers Asia to include, primarily, China (including Hong Kong and Macau), India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.  The Investment Manager determines that an investment is tied economically to Asia, excluding Japan, if such investment satisfies one or more of the following conditions: 1) the issuer’s primary trading market is in Asia, excluding Japan; 2) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in Asia, excluding Japan; 3) the investment is included in an index representative of Asia, excluding Japan; and 4) the investment is exposed to the economic risks and returns of Asia, excluding Japan.

The Investment Manager expects that emerging markets will experience rapid growth in domestic consumption and that key themes will drive this consumption, including population growth, increasing industrialization, income growth, wealth accumulation, increasing consumption among youths and pursuit of a higher quality of life.  The Fund will invest in issuers across a range of industry sectors that may benefit from increasing consumption in emerging markets.  Such industries may include, but are not limited to, consumer staples, consumer discretionary, financial, information technology, healthcare and telecommunication services.

The Investment Manager buys and sells securities based on its judgment about issuers, the prices of the securities and other economic factors. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.  The Fund may invest in securities of any market capitalization.

Principal Risks of Investment in the Fund

Asia Great Consumer Fund cannot guarantee that it will achieve its investment objective. As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund. Principal risks related to an investment in the Fund are summarized below.

Asset Allocation Risk – The Fund’s ability to achieve its investment objective will depend, in part, on the Investment Manager’s ability to select the best allocation of assets across the various countries in Asia. There is a risk that the Investment Manager’s evaluations and assumptions may be incorrect in view of actual market conditions.

Depositary Receipts Risk – There may be less material information available regarding issuers of unsponsored depositary receipts and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities.

Emerging Markets Risk – The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Asia Great Consumer Fund

Equity Securities Risk; Stock Market Volatility – Equity securities include common and preferred stocks. Stock markets are volatile. The value of equity securities is affected by changes in a company’s financial condition and overall market and economic conditions. Preferred stock may be subject to optional or mandatory redemption provisions.

Foreign Securities Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Also, political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments. Foreign regulatory and fiscal policies may affect the ability to trade securities across markets. Foreign markets also may differ widely in trading and execution capabilities, liquidity and expenses, including brokerage and transaction costs. Brokerage and transaction costs are generally higher for foreign securities than for U.S. investments. Foreign investments typically are issued and traded in foreign currencies.  As a result, their values may be affected significantly by changes in exchange rates between foreign currencies and the U.S. dollar.

Geographic Concentration Risk – The Fund may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could affect significantly the Fund’s performance. For example, as of the Fund’s most recently ended fiscal year, the Fund was substantially invested in China and Hong Kong.  See “Risks of Investing in China” below.

Inflation Risk – Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. The present value of the Fund’s assets and distributions can decline as inflation increases.

Large-Cap Securities Risk – Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Legal and Regulatory Risk – The regulatory environment for funds is evolving, and legal, tax and regulatory changes could occur that may adversely affect the Fund.

Risks of Investing in Asia – Because the Fund concentrates its investments in Asia, excluding Japan, the Fund’s performance will be closely tied to economic and political conditions in Asia and geopolitical conditions in Asia, including the risk of severe political and military disruption. As a region, Asia comprises countries in all stages of economic development, and many of the economies of these countries are intertwined, which may cause them to experience recessions at the same time. In addition, natural disasters might have a substantial economic impact on affected regions, at least temporarily.

Risks of Investing in China – Investments in China and Hong Kong are subject to special risks. The Chinese government continues to influence heavily the course of the Chinese markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies that may be connected to governmental influence, a lack of publicly available information and/or political and social instability. China’s aging infrastructure, growing income inequality and worsening environmental conditions also are factors that may affect the Chinese economy. In addition, any attempt by China to exert control over Hong Kong’s economic, political or legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong, thereby negatively affecting markets and business performance and adversely affecting the Fund’s investments.

Selection Risk – The securities selected by the Fund may underperform the market or other securities selected by other funds.

Small- and Mid-Cap Securities Risk – Securities of small- and mid-sized companies may be more volatile and subject to greater risk than securities of larger companies. Small- and mid-cap companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Performance Information

The bar chart and table below provide an indication of the risks of an investment in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual returns compare with those of the MSCI All Country (AC) Asia ex-Japan Index. Class A and Class C Shares commenced operations on November 4, 2010. Performance of Class A and Class C Shares for periods prior to November 4, 2010 is based on the historical performance of Class I Shares and has been adjusted to reflect the expenses applicable to Class A and Class C Shares, as applicable. If the Investment Manager had not agreed to waive or reimburse certain Fund expenses during this period, the Fund’s returns would have been less than those shown.

Asia Great Consumer Fund

Past performance, including before- and after-tax returns, is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund's performance can be found on the Trust's website at http://investments.miraeasset.us or by calling 1-888-335-3417.

The bar chart below shows the Fund’s annual returns for Class I Shares.  The returns for Class A Shares and Class C Shares will be lower than Class I Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class I Shares*

Best Quarter:	18.68%	3/31/2012
Worst Quarter:	-21.85%	9/30/2011

*	The performance information shown above is based on a calendar year. The Class I Shares year-to date return as of the most recent calendar quarter ended June 30, 2014 was 11.62%.

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class I Shares of the Fund and after-tax returns for Class A and Class C Shares may vary. The table includes all applicable fees and sales charges.  The table further compares the Fund’s performance over time to that of the MSCI All Country (AC) Asia ex-Japan Index, a broad-based securities index. For additional information regarding this index, see “Description of Fund Benchmarks” starting on page 35 of this Prospectus.

Average Annual Total Returns (for the periods ended December 31, 2013)	1 Year	Since Inception (September 24, 2010)
Class I
Return Before Taxes	6.27%	2.50%
Return After Taxes on Distributions	6.27%	2.50%
Return After Taxes on Distributions and Sale of Fund Shares	3.55%	1.92%
Class A Returns Before Taxes	0.09%	0.45%
Class C Returns Before Taxes	4.21%	1.47%
MSCI All Country (AC) Asia ex-Japan Index (reflects no deduction for fees, expenses or taxes)	3.33%	4.10%

Management

Investment Manager and Sub-Manager

Mirae Asset Global Investments (USA) LLC (previously defined as “Mirae Asset USA” or the “Investment Manager”) is the investment manager for Asia Great Consumer Fund. Mirae Asset USA has retained Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong”) to act as sub-manager to the Fund.  The term “Investment Manager” may also refer to the Fund’s sub-manager, as applicable.

Asia Great Consumer Fund

Portfolio Manager

The following individual is primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Title	Service with the Fund
Joohee An	Portfolio Manager	2011

Purchase and Sale of Fund Shares

You may purchase or redeem shares of Asia Great Consumer Fund on days when the New York Stock Exchange is open for regular trading at the Fund’s next determined net asset value after Citi Fund Services Ohio, Inc., the transfer agent, receives your request in good order:  by mail (Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165); by telephone (1-888-335-3417); or through your financial intermediary. Shares may be purchased, and redemption proceeds received, by electronic bank transfer, by check, or by wire. Investment minimums for Class A and Class C Shares are generally as set forth in the table below.

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Regular	$2,000	$100
IRA and Roth IRA	$500	$50
Coverdell Education Savings Account (Educational IRA)	$500	$50
Systematic Investment Plan	$500	$50

The minimum initial investment for Class I Shares of the Fund is $250,000, subject to certain exceptions. The minimum subsequent investment for Class I Shares of the Fund is $25,000. The Fund may reduce or waive the minimums set forth above in its discretion.

Tax Information

Dividends and capital gain distributions you receive from Asia Great Consumer Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund also may be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Asia Great Consumer Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Asia Great Consumer Fund

GLOBAL GREAT CONSUMER FUND

Investment Objective

The investment objective of Global Great Consumer Fund (the “Fund”) is to achieve long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Global Great Consumer Fund, a series of Mirae Asset Discovery Funds (the “Trust”). You may qualify for sales charge discounts if you and your family invest, or agree to invest, at least $50,000 in the Trust. More information about these and other discounts is available from your financial professional and in the “Description of the Share Classes” section on page 40 of the Fund’s Prospectus and in the “Purchase and Redemption of Shares” section beginning on page 40 of the statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None

Maximum Deferred Sales Charge (Load) for redemptions within one year of purchase (as a percentage of the original cost or redemption proceeds, whichever is less) (a 1.00% deferred sales charge may apply on certain redemptions of Class A Shares made within 12 months of purchase if purchased without an initial sales charge)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	3.77%	4.45%	2.19%
Total Annual Fund Operating Expenses	4.97%	6.40%	3.14%
Fee Waiver and Expense Reimbursement *	(3.32)%	(4.00)%	(1.74)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement *†	1.65%	2.40%	1.40%

*

The Fund’s investment manager, Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA” or the “Investment Manager”), has contractually agreed to waive its management fee and, if necessary, to reimburse the Fund so that total operating expenses (excluding interest expense, taxes, brokerage commissions and certain other Fund expenses) of the Fund do not exceed 1.65% (for Class A Shares), 2.40% (for Class C Shares) and 1.40% (for Class I Shares) of average daily net assets through August 31, 2015. Each share class may have to repay Mirae Asset USA some of these amounts waived or reimbursed within three years if total operating expenses fall below the expense cap described above. The agreement may be terminated prior to August 31, 2015 upon 90 days’ prior written notice by a majority of the non-interested trustees of the Trust or by a majority of the outstanding voting securities of the Fund. More information about the Fund’s fee waiver and expense reimbursement agreement is available in the “Management of the Funds” section beginning on page 36 of the Prospectus.

†

The Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement differ from the ratios of net expenses to average net assets given in the Fund’s annual report, which does not reflect the current expenses of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$733	$1,702	$2,671	$5,096
Class C	$343	$1,538	$2,797	$5,793
Class I	$143	$805	$1,493	$3,327

Global Great Consumer Fund

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$733	$1,702	$2,671	$5,096
Class C	$243	$1,538	$2,797	$5,793
Class I	$143	$805	$1,493	$3,327

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, Global Great Consumer Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities of issuers in both developed and emerging markets that are expected to be beneficiaries of the increasing consumption and growing purchasing power of individuals in the world’s emerging markets.  Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts.

The Investment Manager’s Great Consumer investment strategy focuses on investments that the Investment Manager believes will benefit from the collective direct and indirect economic effect resulting from increased consumption activities and growing purchasing power of individuals within the world’s emerging economies.

The Investment Manager considers emerging market countries to include any country that is: 1) generally recognized to be an emerging country by the international financial community, including the World Bank; 2) classified by the United Nations as a developing country; or 3) included in the MSCI Emerging Markets Index.

The Investment Manager considers developed market countries to include any country that is: 1) generally recognized to be a developed country by the international financial community, including the World Bank; 2) classified by the United Nations as a developed country; or 3) included in the MSCI World Index.

The Investment Manager expects that emerging markets will experience rapid growth in domestic consumption and that key themes will drive this consumption, including population growth, increasing industrialization, income growth, wealth accumulation, increasing consumption among youths and pursuit of a higher quality of life.  The Fund will invest in issuers across a range of industry sectors that may benefit from increasing consumption in emerging markets.  Such industries may include, but are not limited to, consumer staples, consumer discretionary, financial, information technology, healthcare and telecommunication services.

When investing in both the developed and emerging markets, the Investment Manager uses a proprietary quantitative model for initial screening, and then looks for issuers that: 1) operate at a high level of sustainable competitiveness; 2) have a significant exposure to emerging markets either by current or planned local operating presence, or current or planned source of revenues; or 3) are expected by the Investment Manager to benefit from a high rate of economic growth in the emerging markets.

The Investment Manager buys and sells securities based on its judgment about issuers, the prices of the securities and other economic factors.  The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The Fund may invest in securities of any market capitalization.

Although the Fund may invest more than 25% of its assets in issuers located in a single country or in a limited number of countries, in no event will the Fund be invested in fewer than three countries at any given time. Under normal market conditions, the Fund will invest at least 40% of its net assets in issuers (i) organized or located outside of the United States, (ii) whose primary trading market is located outside the United States, or (iii) doing a substantial amount of business outside the United States, which the Fund considers to be a company that derives at least 50% of its revenue from business outside the United States or has at least 50% of its assets outside the United States.

Global Great Consumer Fund

Principal Risks of Investment in the Fund

Global Great Consumer Fund cannot guarantee that it will achieve its investment objective. As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund. Principal risks related to an investment in the Fund are summarized below.

Asset Allocation Risk – The Fund’s ability to achieve its investment objective will depend, in part, on the Investment Manager’s ability to select the best allocation of assets across the various developed and emerging markets. There is a risk that the Investment Manager’s evaluations and assumptions may be incorrect in view of actual market conditions.

Depositary Receipts Risk – There may be less material information available regarding issuers of unsponsored depositary receipts and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities.

Emerging Markets Risk – The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Equity Securities Risk; Stock Market Volatility – Equity securities include common and preferred stocks. Stock markets are volatile. The value of equity securities is affected by changes in a company’s financial condition and overall market and economic conditions. Preferred stock may be subject to optional or mandatory redemption provisions.

Foreign Securities Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Also, political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments. Foreign regulatory and fiscal policies may affect the ability to trade securities across markets. Foreign markets also may differ widely in trading and execution capabilities, liquidity and expenses, including brokerage and transaction costs. Brokerage and transaction costs are generally higher for foreign securities than for U.S. investments. Foreign investments typically are issued and traded in foreign currencies.  As a result, their values may be affected significantly by changes in exchange rates between foreign currencies and the U.S. dollar.

Geographic Concentration Risk – The Fund may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could affect significantly the Fund’s performance.

Inflation Risk – Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. The present value of the Fund’s assets and distributions can decline as inflation increases.

Large-Cap Securities Risk – Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Legal and Regulatory Risk – The regulatory environment for funds is evolving, and legal, tax and regulatory changes could occur that may adversely affect the Fund.

Selection Risk – The securities selected by the Fund may underperform the market or other securities selected by other funds.

Small- and Mid-Cap Securities Risk – Securities of small- and mid-sized companies may be more volatile and subject to greater risk than securities of larger companies. Small- and mid-cap companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Global Great Consumer Fund

Performance Information

The bar chart and table below provide an indication of the risks of an investment in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual returns compare with those of the MSCI ACWI Index. If the Investment Manager had not agreed to waive or reimburse certain Fund expenses during this period, the Fund’s returns would have been less than those shown. Past performance, including before- and after-tax returns, is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's performance can be found on the Trust's website at http://investments.miraeasset.us or by calling 1-888-335-3417.

The bar chart below shows the Fund’s annual returns for Class I Shares.  The returns for Class A Shares and Class C Shares will be lower than Class I Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class I Shares*

Best Quarter:	14.66%	12/31/2013
Worst Quarter:	4.52%	6/30/2013

*	The performance information shown above is based on a calendar year. The Class I Shares year-to date return as of the most recent calendar quarter ended June 30, 2014 was -2.94%.

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class I Shares of the Fund and after-tax returns for Class A and Class C Shares may vary. The table includes all applicable fees and sales charges. The table further compares the Fund’s performance over time to that of the MSCI ACWI Index, a broad-based securities index. For additional information regarding this index, see “Description of Fund Benchmarks” starting on page 35 of this Prospectus.

Average Annual Total Returns (for the periods ended December 31, 2013)	1 Year	Since Inception (January 31, 2012)
Class I
Return Before Taxes	40.59%	24.80%
Return After Taxes on Distributions	40.41%	24.49%
Return After Taxes on Distributions and Sale of Fund Shares	23.12%	19.29%
Class A Returns Before Taxes	32.10%	20.66%
Class C Returns Before Taxes	38.07%	23.52%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	23.44%	17.50%

Management

Investment Manager

Mirae Asset Global Investments (USA) LLC (previously defined as “Mirae Asset USA” or the “Investment Manager”) is the investment manager for Global Great Consumer Fund.

Global Great Consumer Fund

Portfolio Manager

The following individual is primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Title	Service with the Fund
José Gerardo Morales, CFA	Portfolio Manager	2012

Purchase and Sale of Fund Shares

You may purchase or redeem shares of Global Great Consumer Fund on days when the New York Stock Exchange is open for regular trading at the Fund’s next determined net asset value after Citi Fund Services Ohio, Inc., the transfer agent, receives your request in good order:  by mail (Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165); by telephone (1-888-335-3417); or through your financial intermediary. Shares may be purchased, and redemption proceeds received, by electronic bank transfer, by check, or by wire. Investment minimums for Class A and Class C Shares are generally as set forth in the table below.

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Regular	$2,000	$100
IRA and Roth IRA	$500	$50
Coverdell Education Savings Account (Educational IRA)	$500	$50
Systematic Investment Plan	$500	$50

The minimum initial investment for Class I Shares of the Fund is $250,000, subject to certain exceptions. The minimum subsequent investment for Class I Shares of the Fund is $25,000. The Fund may reduce or waive the minimums set forth above in its discretion.

Tax Information

Dividends and capital gain distributions you receive from Global Great Consumer Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund also may be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Global Great Consumer Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Global Great Consumer Fund

ADDITIONAL INFORMATION ABOUT THE FUNDS

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

EMERGING MARKETS FUND

Investment Objective

Emerging Markets Fund’s investment objective is to achieve long-term capital growth.

Investment Manager and Sub-Manager

Mirae Asset USA is the investment manager for Emerging Markets Fund. Mirae Asset USA has retained Mirae Asset Hong Kong to act as sub-manager to portions of the Fund’s portfolio.

Principal Investment Strategies

Under normal circumstances, Emerging Markets Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities (i) of issuers in emerging markets or (ii) that are tied economically to emerging markets, provided that, in either case, the issuers of any such securities are deemed by the Investment Manager to be Sector Leaders. This is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders.

The Investment Manager defines “Sector Leaders” to be those issuers that are highly ranked, or those that the Investment Manager expects to be highly ranked in the future, in terms of market share or market capitalization within their respective country, region, industry, products produced or services offered, as applicable.

The Investment Manager generally considers “highly ranked” to mean first or second. In determining whether an issuer is, or is likely to be, highly ranked, the Investment Manager considers, among other things: 1) issuers with a sustainable long-term business model or strategy that the Investment Manager considers to be a competitive advantage; 2) issuers with businesses that the Investment Manager expects to benefit from long-term economic trends; and 3) issuers with management practices and philosophies that the Investment Manager considers beneficial to shareholder value.

The Investment Manager considers an emerging market country to include any country that is: 1) generally recognized to be an emerging country by the international financial community, including the World Bank; 2) classified by the United Nations as a developing country; or 3) included in the MSCI Emerging Markets Index. The Investment Manager determines that an investment is tied economically to an emerging market if such investment satisfies one or more of the following conditions: 1) the issuer’s primary trading market is in an emerging market; 2) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in emerging markets; 3) the investment is included in an index representative of emerging markets; and 4) the investment is exposed to the economic risks and returns of emerging markets.

For market capitalization determination, the Investment Manager considers, on a country-by-country basis, the rankings published by generally recognized classification systems, such as the MSCI GICS.  The Investment Manager may invest in issuers across all industry sectors, as defined by MSCI GICS.

For market share determination, the Investment Manager generally uses its proprietary analysis of an issuer’s competitive positioning within its respective industry on a province, state, country or regional basis. The Investment Manager also may consider product segments or types of services provided by an issuer that are outside of the issuer’s generally recognized industry classification. The Investment Manager’s proprietary analysis may include consideration of third-party data on market share.

The Investment Manager buys and sells securities based on its judgment about issuers, the prices of the securities and other economic factors. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.  The Fund may invest in securities of any market capitalization.  Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts.  Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (“ADRs”), which are traded in U.S. markets and are U.S. dollar-denominated, and Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), which are traded in foreign markets and may not be denominated in the same currency as the security they represent.

http://investments.miraeasset.us                              26                              Mirae Asset Discovery Funds

The Investment Manager generally seeks to manage risk through diversification of issuers across regions, countries and industry sectors. Although the Fund may invest more than 25% of its assets in issuers located in a single country or in a limited number of countries, in no event will the Fund be invested in fewer than three countries at any given time. Under normal market conditions, the Fund intends to invest substantially all of its net assets in non-U.S. companies.

ASIA FUND

Investment Objective

Asia Fund’s investment objective is to achieve long-term capital growth.

Investment Manager and Sub-Manager

Mirae Asset USA is the investment manager for Asia Fund. Mirae Asset USA has retained Mirae Asset Hong Kong to act as sub-manager to the Fund.

Principal Investment Strategies

Under normal circumstances, Asia Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities (i) of issuers in Asia, excluding Japan or (ii) that are tied economically to Asia, excluding Japan, provided that, in either case, the issuers of any such securities are deemed by the Investment Manager to be Sector Leaders. This is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders.

The Investment Manager defines “Sector Leaders” to be those issuers that are highly ranked, or those that the Investment Manager expects to be highly ranked in the future, in terms of market share or market capitalization within their respective country, region, industry, products produced or services offered, as applicable.

The Investment Manager generally considers “highly ranked” to mean first or second. In determining whether an issuer is, or is likely to be, highly ranked, the Investment Manager considers, among other things: 1) issuers with a sustainable long-term business model or strategy that the Investment Manager considers to be a competitive advantage; 2) issuers with businesses that the Investment Manager expects to benefit from long-term economic trends; and 3) issuers with management practices and philosophies that the Investment Manager considers beneficial to shareholder value.

The Investment Manager considers Asia to include, primarily, China (including Hong Kong and Macau), India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. The Investment Manager determines that an investment is tied economically to Asia, excluding Japan, if such investment satisfies one or more of the following conditions: 1) the issuer’s primary trading market is in Asia, excluding Japan; 2) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in Asia, excluding Japan; 3) the investment is included in an index representative of Asia, excluding Japan; and 4) the investment is exposed to the economic risks and returns of Asia, excluding Japan.

For market capitalization determination, the Investment Manager considers, on a country-by-country basis, the rankings published by generally recognized classification systems, such as the MSCI GICS. The Investment Manager may invest in issuers across all industry sectors, as defined by MSCI GICS.

For market share determination, the Investment Manager generally uses its proprietary analysis of an issuer’s competitive positioning within its respective industry on a province, state, country or regional basis. The Investment Manager also may consider product segments or types of services provided by an issuer that are outside of the issuer’s generally recognized industry classification. The Investment Manager’s proprietary analysis may include consideration of third-party data on market share.

The Investment Manager buys and sells securities based on its judgment about issuers, the prices of the securities and other economic factors. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.  The Fund may invest in securities of any market capitalization. Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include ADRs, which are traded in U.S. markets and are U.S. dollar-denominated, and GDRs and EDRs, which are traded in foreign markets and may not be denominated in the same currency as the security they represent.

http://investments.miraeasset.us                              27                              Mirae Asset Discovery Funds

EM GREAT CONSUMER FUND

Investment Objective

EM Great Consumer Fund’s investment objective is to achieve long-term capital growth.

Investment Manager and Sub-Manager

Mirae Asset USA is the investment manager for EM Great Consumer Fund. Mirae Asset USA has retained Mirae Asset Hong Kong to act as sub-manager to portions of the Fund’s portfolio.

Principal Investment Strategies

Under normal circumstances, EM Great Consumer Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities (i) of issuers in emerging markets or (ii) that are tied economically to emerging markets, provided that, in either case, the issuers of any such securities are expected to be beneficiaries of the increasing consumption and growing purchasing power of individuals in the world’s emerging markets.   This is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders.

The Investment Manager’s Great Consumer investment strategy focuses on investments that the Investment Manager believes will benefit from the collective direct and indirect economic effect resulting from increased consumption activities and growing purchasing power of individuals within the world’s emerging economies.

The Investment Manager considers an emerging market country to include any country that is:  1) generally recognized to be an emerging country by the international financial community, including the World Bank; 2) classified by the United Nations as a developing country; or 3) included in the MSCI Emerging Markets Index. The Investment Manager determines that an investment is tied economically to an emerging market if such investment satisfies one or more of the following conditions: 1) the issuer’s primary trading market is in an emerging market; 2) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in emerging markets; 3) the investment is included in an index representative of emerging markets; and 4) the investment is exposed to the economic risks and returns of emerging markets.

The Investment Manager expects that emerging markets will experience rapid growth in domestic consumption and that key themes will drive this consumption, including population growth, increasing industrialization, income growth, wealth accumulation, increasing consumption among youths and pursuit of a higher quality of life. The Fund will invest in issuers across a range of industry sectors that may benefit from increasing consumption in emerging markets.  Such industries may include, but are not limited to, consumer staples, consumer discretionary, financial, information technology, healthcare and telecommunication services.

The Investment Manager buys and sells securities based on its judgment about issuers, the prices of the securities and other economic factors. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.  The Fund may invest in securities of any market capitalization.  Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts.  Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include ADRs, which are traded in U.S. markets and are U.S. dollar-denominated, and GDRs and EDRs, which are traded in foreign markets and may not be denominated in the same currency as the security they represent.  Although the Fund may invest more than 25% of its assets in issuers located in a single country or in a limited number of countries, in no event will the Fund be invested in fewer than three countries at any given time.  Under normal market conditions, the Fund intends to invest substantially all of its net assets in non-U.S. companies.

ASIA GREAT CONSUMER FUND

Investment Objective

Asia Great Consumer Fund’s investment objective is to achieve long-term capital growth.

Investment Manager and Sub-Manager

Mirae Asset USA is the investment manager for Asia Great Consumer Fund. Mirae Asset USA has retained Mirae Asset Hong Kong to act as sub-manager to the Fund.

http://investments.miraeasset.us                              28                              Mirae Asset Discovery Funds

Principal Investment Strategies

Under normal circumstances, Asia Great Consumer Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities (i) of issuers in Asia, excluding Japan, or (ii) that are tied economically to Asia, excluding Japan, provided that, in either case, the issuers of any such securities are expected to be beneficiaries of the increasing consumption and growing purchasing power of individuals in the world’s emerging markets. This is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders.

The Investment Manager’s Great Consumer investment strategy focuses on investments that the Investment Manager believes will benefit from the collective direct and indirect economic effect resulting from increased consumption activities and growing purchasing power of individuals within the world’s emerging economies.

The Investment Manager considers Asia to include, primarily, China (including Hong Kong and Macau), India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. The Investment Manager determines that an investment is tied economically to Asia, excluding Japan, if such investment satisfies one or more of the following conditions: 1) the issuer’s primary trading market is in Asia, excluding Japan; 2) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in Asia, excluding Japan; 3) the investment is included in an index representative of Asia, excluding Japan; and 4) the investment is exposed to the economic risks and returns of Asia, excluding Japan.

The Investment Manager expects that emerging markets will experience rapid growth in domestic consumption and that key themes will drive this consumption, including population growth, increasing industrialization, income growth, wealth accumulation, increasing consumption among youths and pursuit of a higher quality of life.  The Fund will invest in issuers across a range of industry sectors that may benefit from increasing consumption in emerging markets. Such industries may include, but are not limited to, consumer staples, consumer discretionary, financial, information technology, healthcare and telecommunication services.

The Investment Manager buys and sells securities based on its judgment about issuers, the prices of the securities and other economic factors. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.  The Fund may invest in securities of any market capitalization.  Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts.  Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include ADRs, which are traded in U.S. markets and are U.S. dollar-denominated, and GDRs and EDRs, which are traded in foreign markets and may not be denominated in the same currency as the security they represent.

GLOBAL GREAT CONSUMER FUND

Investment Objective

Global Great Consumer Fund’s investment objective is to achieve long-term capital growth.

Investment Manager

Mirae Asset USA is the investment manager for Global Great Consumer Fund.

Principal Investment Strategies

Under normal circumstances, Global Great Consumer Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities of issuers in both developed and emerging markets that are expected to be beneficiaries of the increasing consumption and growing purchasing power of individuals in the world’s emerging markets. This is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders.

The Investment Manager’s Great Consumer investment strategy focuses on investments that the Investment Manager believes will benefit from the collective direct and indirect economic effect resulting from increased consumption activities and growing purchasing power of individuals within the world’s emerging economies.

The Investment Manager considers emerging market countries to include any country that is: 1) generally recognized to be an emerging country by the international financial community, including the World Bank; 2) classified by the United Nations as a developing country; or 3) included in the MSCI Emerging Markets Index.

http://investments.miraeasset.us                              29                              Mirae Asset Discovery Funds

The Investment Manager considers developed market countries to include any country that is: 1) generally recognized to be a developed country by the international financial community, including the World Bank; 2) classified by the United Nations as a developed country; or 3) included in the MSCI World Index.

The Investment Manager expects that emerging markets will experience rapid growth in domestic consumption and that key themes will drive this consumption, including population growth, increasing industrialization, income growth, wealth accumulation, increasing consumption among youths and pursuit of a higher quality of life.  The Fund will invest in issuers across a range of industry sectors that may benefit from increasing consumption in emerging markets.  Such industries may include, but are not limited to, consumer staples, consumer discretionary, financial, information technology, healthcare and telecommunication services.

When investing in both the developed and emerging markets, the Investment Manager uses a proprietary quantitative model for initial screening, and then looks for issuers that: 1) operate at a high level of sustainable competitiveness; 2) have a significant exposure to emerging markets either by current or planned local operating presence, or current or planned source of revenues; or 3) are expected by the Investment Manager to benefit from a high rate of economic growth in the emerging markets.

The Investment Manager buys and sells securities based on its judgment about issuers, the prices of the securities and other economic factors. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.  The Fund may invest in securities of any market capitalization.  Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts.  Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include ADRs, which are traded in U.S. markets and are U.S. dollar-denominated, and GDRs and EDRs, which are traded in foreign markets and may not be denominated in the same currency as the security they represent.

Although the Fund may invest more than 25% of its assets in issuers located in a single country or in a limited number of countries, in no event will the Fund be invested in fewer than three countries at any given time.  Under normal market conditions, the Fund will invest at least 40% of its net assets in issuers (i) organized or located outside of the United States, (ii) whose primary trading market is located outside the United States, or (iii) doing a substantial amount of business outside the United States, which the Fund considers to be a company that derives at least 50% of its revenue from business outside the United States or has at least 50% of its assets outside the United States.

OTHER INVESTMENT STRATEGIES

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. A security is considered illiquid if the Fund cannot receive the amount at which it values the instrument within seven days.

Initial Public Offerings. Each Fund may, from time to time, invest in shares of companies through initial public offerings.

Rights. Each Fund may purchase securities pursuant to the exercise of subscription rights. Subscription rights allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.

Temporary Defensive Investments. As a temporary defensive measure, each Fund may invest up to 100% of its assets in other types of securities such as nonconvertible debt securities, government and money market securities of U.S. and non-U.S. issuers, or may hold cash. A Fund may make these investments or increase its investment in these securities when the Investment Manager is unable to find enough attractive long-term investments, to reduce exposure to such Fund’s primary investments when the Investment Manager believes it is advisable to do so, or to meet anticipated levels of redemptions. Each Fund normally will invest a portion of its portfolio in U.S. dollars or short-term interest bearing U.S. dollar denominated securities to provide for possible redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Temporary defensive investments may limit a Fund’s ability to meet its investment objective.

Warrants. A warrant gives a Fund the right to buy stock and specifies the amount of underlying stock, the purchase or exercise price, and the date the warrant expires. A Fund has no obligation to exercise the warrant. A warrant has value only if the Fund is able to exercise it or sell it before it expires.

http://investments.miraeasset.us                              30                              Mirae Asset Discovery Funds

PRINCIPAL INVESTMENT RISKS

The Funds cannot guarantee that they will achieve their respective investment objectives. Many factors affect the Funds’ performance. Each Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A Fund’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer. When you sell your shares, they may be worth more or less than what you paid for them, which means that you could lose money.

The following are certain risks associated with investing in the Funds. Each Fund’s summary highlights certain risks associated with investing in that Fund. The principal risks of investing in a Fund may change over time as the Investment Manager adapts to changing market conditions in pursuit of that Fund’s long-term investment objective.

Asset Allocation Risk. All Funds. Each Fund’s ability to achieve its investment objective will depend, in part, on the Investment Manager’s ability to select the best allocation of assets across the various countries and regions. There is a risk that the Investment Manager’s evaluations and assumptions may be incorrect in view of actual market conditions.

Depositary Receipts Risk. All Funds. There may be less material information available regarding issuers of unsponsored depositary receipts and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities.

Emerging Markets Risks. All Funds. The risks of foreign investments are typically greater in less developed countries. Risks of investment in developing or emerging economies and markets include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets and the lower volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Funds’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Funds’ loss of their entire investment in that market; (iv) less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) inaccurate, incomplete or misleading financial information on companies in which the Funds invest; (vi) securities of companies may trade at prices not consistent with traditional valuation measures; (vii) limitations on foreign ownership, which may impact the price of a security purchased or held by the Funds; and (viii) higher levels of inflation, deflation or currency devaluation relative to more developed markets.

Equity Securities Risk. All Funds. Equity securities include common and preferred stocks, each of which represents an ownership interest in a company. The value of a company’s equity securities may fluctuate as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The price of equity securities also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries. In addition, they may be affected due to changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. Preferred stock may be subject to optional or mandatory redemption provisions.

Foreign Securities Risk. All Funds. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market. Foreign investments involve special risks, including:

Currency Risk: Foreign investments typically are issued and traded in foreign currencies.  When a Fund invests in foreign currencies or securities that trade in foreign currencies, the Fund may be adversely affected by the changes in exchange rates of foreign currencies.  When the foreign currencies depreciate relative to the U.S. dollar, a Fund’s investments in foreign currencies or securities that trade in foreign currencies may lose value.

Foreign currencies may fluctuate due to various factors, including, but not limited to, changes in interest rates, foreign government interventions, adverse political or economical conditions of certain countries, changes in investors’ appetite for risk, and changes in policies of central banks or supranational entities such as the International Monetary Fund.

Political and Economic Developments:  The political, economic and social structures of certain countries may not be as stable as those of the United States. Therefore, foreign investments remain subject to political, economic and social developments in such countries. In addition, foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

http://investments.miraeasset.us                              31                              Mirae Asset Discovery Funds

Limited Availability of Information and Legal Recourse:  There may be less information publicly available about a foreign company than about most U.S. companies, since foreign companies are generally not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Legal remedies for investors in foreign companies may be more limited than the remedies available to investors in U.S. companies.

Limited Markets:  Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means the Investment Manager may at times be unable to sell these foreign investments at desirable prices. For the same reason, it may at times be difficult to value a Fund’s foreign investments.

Foreign Banks and Securities Depositories Risk:  Some foreign banks and securities depositories in which the Funds generally hold their foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, brokerage commissions, and other costs of buying, selling or holding securities in foreign markets are often higher than in the United States. This can reduce amounts the Funds can earn on their investments. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging markets countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for the Funds to carry out transactions.

Geographic Concentration Risk. All Funds. Certain of the Funds will invest primarily in securities of issuers located in a single country or a limited number of countries; however, each of the Funds may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.

High Portfolio Turnover Risk. Principal Risk for Emerging Markets Fund and Asia Fund; Other Investment Risk for EM Great Consumer Fund, Asia Great Consumer Fund and Global Great Consumer Fund.  Each Fund may engage in active and frequent trading to achieve its principal investment objectives. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase an investor’s tax liability unless shares are held through a tax deferred or exempt vehicle. Frequent trading also increases transaction costs, which could detract from a Fund’s performance.

Inflation Risk. All Funds. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. The present value of a Fund’s assets and distributions can decline as inflation increases.

Large-Cap Securities Risk. All Funds. Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Legal and Regulatory Risk. All Funds. Legal, tax and regulatory changes could occur during the term of a Fund that may adversely affect the Fund. The regulatory environment for funds is evolving, and changes in the regulation of funds may adversely affect the value of investments held by a Fund and the ability of a Fund to obtain the leverage it might otherwise obtain or to pursue its trading strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The Securities and Exchange Commission (“SEC”), other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by governmental and judicial action. The effect of any future regulatory change on the Funds could be substantial and adverse.

In recent years, the global financial markets have undergone pervasive and fundamental disruptions, which have led to extensive and unprecedented governmental intervention. Such intervention has in certain cases been implemented on an “emergency” basis, suddenly and substantially eliminating market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions. In addition – as one would expect given the complexities of the financial markets and the limited time frame within which governments have felt compelled to take action – these interventions have typically been unclear in scope and application, resulting in confusion and uncertainty which in itself has been materially detrimental to the efficient functioning of the markets as well as previously successful investment strategies. It is impossible to predict what additional interim or permanent governmental restrictions may be imposed on the markets and/or the effect of such restrictions on the Funds’ strategies.

http://investments.miraeasset.us                              32                              Mirae Asset Discovery Funds

Risks of Investing in Asia. Principal Risk for Asia Fund and Asia Great Consumer Fund; Other Investment Risk for Emerging Markets Fund and EM Great Consumer Fund.  In addition to the country-specific risks discussed below, there are specific risks associated with investing in Asia, including the risk of severe political or military disruption. Asia comprises countries in all stages of economic development. The majority of the economies in the region can be characterized as either developing or newly industrialized. The smaller size of certain developing economies in Asia may result in a high concentration of holdings and high trading volume in a small number of issuers in such economies. Brokers in such markets generally are fewer in number and less well-capitalized than brokers in the United States, increasing the risk of default and delay in settlement. The limited size of the markets for some Asian securities can also make them more susceptible to investor perceptions, which can impact their value and liquidity. Certain Asian countries rely heavily on international trade and may be vulnerable to trade barriers and other protectionist measures, as well as fluctuations in the prices of key exports, such as primary commodities, that could have an adverse effect on the value of a Fund’s portfolio.

Some Asian economies may experience overextension of credit, currency devaluations and restrictions, rising unemployment, high inflation, underdeveloped financial services sectors, lack of publicly available information regarding issuers in the region, economic recessions, governmental intervention, political instability and less efficient markets. The economies of many Asian countries are dependent on the economies of the United States, Europe and other Asian countries, and events in any of these economies could negatively impact the economies of Asian countries. In addition, many of the economies of Asian countries are intertwined, which may cause them to experience recessions at the same time. Currency fluctuations, devaluations, trading restrictions and political and social instability in any one Asian country can have a significant effect on the entire Asian region.

The development of Asian economies, and particularly those of China, Japan and South Korea, may also be affected by political, military, economic and other factors related to North Korea, including the ongoing military threat from North Korean forces. Though efforts to ease tensions and to increase economic, cultural and humanitarian contacts between North Korea and South Korea have been made from time to time, the situation remains a source of tension and is currently volatile. There can be no assurance that such efforts will continue to occur or will ease discord between North Korea and South Korea or regional tensions. Lack of available information regarding North Korea is also a significant risk factor. Other significant ongoing political and military factors in Asia that may affect Asian economies and markets include the Chinese military threat to Taiwan and the South China Seas, as well as nuclear arms threats between India and Pakistan.

Asian issuers are also subject to different laws and regulations than United States issuers, which may result in imperfect information and a lack of clarity. Standardized audit, accounting and financial standards, tax regulations and regulations and legislations pertaining to shareholders’ rights are less developed in Asian jurisdictions. As a corollary, legal and regulatory reforms in certain Asian countries may be untested in the courts and their implications for issuers and shareholders alike may remain unclear for some time.

Risk of Natural Disasters and Epidemics: Certain regions of Asia are susceptible to natural disasters that may have a severe impact on the value of a Fund’s investments. Certain regions of Asia are particularly susceptible to earthquakes, for example, as has been the recent experience in Sichuan Province in China, as well as in Indonesia and other Asian nations.

Restrictions on Investment and Repatriation: Some countries impose restrictions and controls regarding investment by foreigners. Among other things, they may require prior governmental approvals, impose limits on the amount or types of securities that may be held by foreigners or impose limits on the types of companies in which foreigners may invest. These restrictions may at times limit or preclude a Fund’s investment in certain countries and may increase a Fund’s costs and expenses. Indirect foreign investment may, in some cases, be permitted through investment funds that have been specifically authorized for that purpose. Because of the limited number of authorizations granted in such countries, however, units or shares in most of the investment funds authorized in those countries may at times trade at a substantial premium over the value of their underlying assets. There can be no certainty that these premiums will be maintained, and if the restrictions on direct foreign investment in the relevant country were significantly liberalized, premiums might be reduced, eliminated altogether, or turned into a discount. In addition, certain countries impose restrictions and controls on repatriation of investment income and capital. In addition, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in entities either in, or which have a substantial portion of their operations in, Asia may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund. Controls will exist, in varying degrees, over the repatriation of capital and profits that result from foreign investment. There can be no assurance that a Fund will be permitted to repatriate capital or profits, if any, over the life of its activities.

Risks of Investing in China. Principal Risk for Emerging Markets Fund, Asia Fund and Asia Great Consumer Fund; Other Investment Risk for EM Great Consumer Fund and Global Great Consumer Fund.    China: China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Investors should bear in mind that significant market price swings may be expected in China, and such swings can disrupt the investment strategy of a Fund from time to time. In many instances, market prices may defy expectation for prolonged periods of time and are influenced by movements of large funds as a result of short-term factors, counter-speculative measures or other reasons. Market volatility of a large enough magnitude can sometimes weaken what is deemed to be a sound fundamental basis for investing in a particular market such as China. Investment expectations may therefore fail to be realized in such instances.

http://investments.miraeasset.us                              33                              Mirae Asset Discovery Funds

The Chinese government has been reforming economic and market practices and providing a larger sphere for private ownership of property for over 30 years. While these reforms are intended to encourage economic growth and more market-oriented policies, the Chinese government may alter or discontinue such reforms at any time. Furthermore, the Chinese government continues to influence heavily the course of the Chinese markets, including through nationalization of companies or expropriation of assets and changes in the law. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies that may be connected to governmental influence, a lack of publicly available information and/or political and social instability. China’s aging infrastructure, growing income inequality and worsening environmental conditions also are factors that may affect the Chinese economy. China’s dependence on exports makes the Chinese markets vulnerable to currency fluctuations, economic downturns in other countries and adverse developments in trade policies by China and/or its trading partners. In particular, China’s growing trade surplus with the U.S. has increased the risk of trade disputes, which could potentially have adverse effects on the country’s management of its currency, as well as on some export dependent sectors. The legal and regulatory regime in China, especially as this relates to the securities market, is constantly evolving, and any such change may adversely affect the performance of the Funds.

Additionally, internal social unrest or conflicts with other countries, including military conflicts in response to such events, could disrupt economic development in China. A state of hostility continues to exist between China and Taiwan, and territorial border disputes persist with certain neighboring countries. Chinese economic development is also vulnerable to developments on the Korean peninsula, including political tension or military actions, China’s relationship with Japan and the economic growth and stability of Hong Kong. There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries.

Hong Kong: Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by a quasi-constitution known as the “Basic Law.”  The Basic Law guarantees a high degree of autonomy in certain matters until 2047, while defense and foreign affairs are the responsibility of the central government in Beijing. Any attempt by China to exert control over Hong Kong’s economic, political or legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong, thereby negatively affecting markets and business performance and adversely affecting the Fund’s investments. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or is “pegged” to) the U.S. dollar, currently HK$7.75 – $7.85 to US$1.00, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain as to how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy.

Further, Hong Kong’s primary economic sectors, such as real estate, tourism, retail and finance, are volatile. It is not certain whether recent growth levels will be sustained. The economy of Hong Kong may be significantly affected by developments in China and elsewhere in Asia, the United States and Europe, including decreasing imports or changes in the trade policies of Hong Kong’s trading partners. This may have an adverse impact on the economy of Hong Kong, and therefore, the prospects of potential positive returns on a Fund’s investments.

Selection Risk. All Funds. Selection risk is the risk that the securities selected by the Fund will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If a Fund’s expectations regarding particular stocks are not met, the Fund may not achieve its investment objective.

Small- and Mid-Cap Securities Risk. All Funds. Securities of small- and mid-sized companies may be more volatile and subject to greater risk than securities of larger companies. Small- and mid-cap companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.

Stock Market Volatility. All Funds. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices, especially in foreign markets, can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, “large cap” stocks can react differently from “small cap” stocks, and “growth” stocks can react differently from “value” stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

OTHER INVESTMENT RISKS

Defensive Investment Strategies Risk. All Funds. In addition, each Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations (such as cash or cash equivalents) when adverse market, economic or political conditions exist. To the extent that a Fund invests defensively, it may not be able to pursue its investment objective. A Fund’s defensive investment position may not be effective in protecting its value.

Initial Public Offering Risk. All Funds. Securities issued in initial public offerings have no trading history, and information about the issuers may be available for very limited periods. Under certain market conditions, a relatively small number of companies may issue securities in initial public offerings (“IPOs”). The prices of securities sold in initial public offerings may be highly volatile or may decline shortly after the initial public offering.  There is no guarantee that a Fund will be able to invest in securities issued in

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initial public offerings or that it may be able to invest to the extent desired because only a small portion of the securities being offered in an initial public offering may be made available to the Fund. In addition, a Fund may only hold such securities for a short period of time. When a Fund’s size is smaller, any gains or losses from IPO securities may have an exaggerated impact on the Fund’s performance than when the Fund is larger. Although initial public offering investments may have a positive impact on the performance of a Fund, investors should not rely on past gains from initial public offerings as an indication of future performance. There can be no assurance that a Fund will have favorable IPO investment opportunities in the future or that a Fund’s investments in initial public offerings will have a positive impact on a Fund’s performance.

Issuer-Specific Risks. All Funds. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of a security or an instrument. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Liquidity Risk. All Funds. Liquidity of individual securities varies considerably. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, the Funds may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

Rights Risk. All Funds. The failure to exercise such rights would result in the dilution of a Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund may not always realize full value on the sale of rights.

Warrants Risk. All Funds. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

CHANGES IN POLICIES AND ADDITIONAL INFORMATION

Changes in Policies. The Board of Trustees of the Trust (the “Board”) may change a Fund’s investment strategies and other policies without shareholder approval, except as otherwise indicated. Each Fund considers its investment objective to be a fundamental policy that cannot be changed without shareholder approval.

Additional Information on Investment Strategies and Risks. The Funds may invest in various types of securities and engage in various investment techniques and practices that are not the principal focus of the Funds and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which each Fund may engage are discussed, together with their risks, in the Funds’ SAI, which you may obtain by contacting the transfer agent, Citi Fund Services Ohio, Inc. (the “Transfer Agent”). See the back cover for the address and phone number.

Description of Fund Benchmarks. The following is a description of each Fund’s benchmark index. One cannot invest directly in an index.

Emerging Markets Fund’s benchmark index is MSCI Emerging Markets Index, an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Asia Fund’s benchmark index is MSCI All Country (AC) Asia ex-Japan Index, an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of Asia, excluding Japan.

EM Great Consumer Fund’s benchmark index is MSCI Emerging Markets Index, an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Asia Great Consumer Fund’s benchmark index is MSCI All Country (AC) Asia ex-Japan Index, an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of Asia, excluding Japan.

Global Great Consumer Fund’s benchmark index is MSCI ACWI Index, an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

Disclosure of Portfolio Holdings. The Funds disclose their calendar quarter-end portfolio holdings on the Trust’s public website (http://investments.miraeasset.us) within 30 days after calendar quarter-end. The Funds also disclose their top ten holdings 15 days or more after calendar quarter-end.  A description of each Fund’s policies and procedures for disclosing its holdings is available in the Trust’s SAI.

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MANAGEMENT OF THE FUNDS

Mirae Asset Global Investments (USA) LLC

Mirae Asset USA, 1350 Avenue of the Americas, 33rd Floor, New York, New York 10019, is the investment manager for each of the Funds. Mirae Asset USA, a registered investment manager, was organized in 2008 to provide investment advisory services for investment companies and other clients. Mirae Asset USA is indirectly majority-owned by Mirae Asset Global Investment Co., Ltd (“Mirae Asset Korea”) and indirectly minority-owned by Mirae Asset Hong Kong. As of June 30, 2014, Mirae Asset USA had approximately $4.6 billion in assets under management.

Under the investment management agreement between the Trust, on behalf of the Funds, and Mirae Asset USA (the “Investment Management Agreement”), Mirae Asset USA agrees to provide, or arrange for the provision of, investment advisory and certain management services to the Funds, subject to the oversight and supervision of the Board of Trustees of the Trust. Mirae Asset USA is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder.

Mirae Asset Global Investments (Hong Kong) Ltd.

In accordance with the terms of the Investment Management Agreement, Mirae Asset USA has retained Mirae Asset Hong Kong to act as a sub-manager for Emerging Markets Fund, Asia Fund, EM Great Consumer Fund and Asia Great Consumer Fund. Mirae Asset Hong Kong, Level 15, Three Pacific Place, 1 Queen’s Road East, Hong Kong, a registered investment manager, was established in December 2003 and engages in portfolio management activities primarily for individuals, institutional investors and investment trusts. Mirae Asset Hong Kong is wholly owned by Mirae Asset Korea.  As of June 30, 2014, Mirae Asset Hong Kong had approximately $4.1 billion in assets under management.

All Funds

For its services as investment manager, Mirae Asset USA is entitled to receive a monthly fee equal on an annual basis to a percentage of the average daily net assets of each Fund as set forth below:

Fund	Rate of Management Fee
Emerging Markets Fund	1.05%
Asia Fund	1.00%
EM Great Consumer Fund	1.05%
Asia Great Consumer Fund	1.00%
Global Great Consumer Fund	0.95%

Mirae Asset USA has contractually agreed to waive its management fee through August 31, 2015 and, if necessary, to reimburse each Fund so that total operating expenses (excluding interest expense, taxes, brokerage commissions, expenses incurred as a result of the Fund’s investments and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of such Fund do not exceed the following percentage of its average daily net assets:

	Percentage of Average Daily Net Assets
	Class A	Class C	Class I
Emerging Markets Fund	1.70%	2.45%	1.45%
Asia Fund	1.70%	2.45%	1.45%
EM Great Consumer Fund	1.70%	2.45%	1.45%
Asia Great Consumer Fund	1.70%	2.45%	1.45%
Global Great Consumer Fund	1.65%	2.40%	1.40%

If, within three years following any amounts waived or reimbursed with respect to any share class, the operating expenses of such share class paid by a Fund are less than the expense limit for such share class, the applicable share class of such Fund may have to repay Mirae Asset USA all or a portion of the fees waived or reimbursed during the three-year period. In no event, however, will payment of such reimbursement cause a Fund to pay fees or expenses in an amount exceeding the expense limit applicable at the time of such reimbursement to Mirae Asset USA to that share class under the agreement. To receive any such repayment, Mirae Asset USA or an affiliate must be the investment manager or administrator to the Fund at the time of payment, and the Board of Trustees must approve the payment of such reimbursement.  The expense limitation agreement may be terminated prior to August 31, 2015 upon 90 days’ prior written notice by a majority of the non-interested trustees of the Trust or by a majority of the outstanding voting securities of the applicable Fund.

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For the fiscal year ended April 30, 2014, Mirae Asset USA received from EM Great Consumer Fund a management fee equal to 0.34% of average daily net assets of such Fund, but did not receive any management fees from Emerging Markets Fund, Asia Fund, Asia Great Consumer Fund or Global Great Consumer Fund due to the contractual waivers and reimbursements in place during the period.

Pursuant to the sub-management agreement, with respect to each Fund (except Global Great Consumer Fund), Mirae Asset USA compensates Mirae Asset Hong Kong out of the management fee it receives from the applicable Fund for providing sub-advisory services.

A discussion of the basis for the Board of Trustees’ approval of the Investment Management Agreement with Mirae Asset USA with respect to each Fund and the sub-management agreement between Mirae Asset USA and Mirae Asset Hong Kong with respect to each applicable Fund is included in the Trust’s semi-annual shareholder report for the period ended October 31, 2013.

Portfolio Managers

The following provides additional information about the individual portfolio manager(s) who have or share primary responsibility for managing each Fund’s investments. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds they manage.

Emerging Markets Fund

Information about José Gerardo Morales, Young Hwan Kim and Rahul Chadha, the portfolio managers jointly and primarily responsible for the day-to-day management of Emerging Markets Fund, is set forth below.

Portfolio Managers	Since	Recent Professional Experience
José Gerardo Morales, CFA	2010

José Gerardo Morales is Chief Investment Officer of Mirae Asset USA. Prior to joining Mirae Asset USA in 2010, Mr. Morales was responsible for managing all EMEA investment strategies at Mirae Asset Global Investment Management (UK) Ltd., which he joined in 2007. Mr. Morales was Head of Emerging European Equities at Pictet Asset Management (“Pictet”) from 2006 to 2007. Prior to Pictet, he was Head of EMEA Emerging Markets at West LB Mellon Asset Management (London) from 2002 to 2006. Mr. Morales holds an M.B.A. from Georgetown University and a Bachelor of Finance degree from George Mason University. He is a Chartered Financial Analyst, is based in New York and is fluent in Spanish.

Young Hwan Kim	2010

Young Hwan Kim is Deputy Chief Investment Officer of Mirae Asset USA.  Prior to joining Mirae Asset USA in 2013, he was Chief Investment Officer - Latin America at Mirae Asset Brazil. Prior to that, from 2007 to 2008, he was Head of Latin American Equities at Mirae Asset Global Investments Management (UK) Ltd.  During the period 2004 to 2007, Mr. Kim worked at Mirae Asset Global Investments Co., Ltd. in Seoul, where he managed a large-cap growth fund, headed the pension fund division and was responsible for small- and mid-cap equity portfolios. He holds an M.B.A. and a Bachelor of Politics and Diplomacy degree from Yonsei University in Seoul. Mr. Kim is based in New York and is fluent in Korean.

Rahul Chadha	2010

Rahul Chadha is a Co-Chief Investment Officer of Mirae Asset Hong Kong. Prior to joining Mirae Asset Hong Kong as a Senior Portfolio Manager in 2006, Mr. Chadha was with Aviva Life Insurance from 2003 to 2005 as a senior research analyst on their India team and with Standard Chartered Mutual Funds from 2005 to 2006 as a senior equity analyst responsible for sector coverage in India. He holds a Master of Finance and Control degree and a Bachelor of Business Studies degree from the University of Delhi and is fluent in Hindi.

http://investments.miraeasset.us                              37                              Mirae Asset Discovery Funds

Asia Fund

Information about Rahul Chadha, the portfolio manager primarily responsible for the day-to-day management of Asia Fund, is set forth below.

Portfolio Manager	Since	Recent Professional Experience
Rahul Chadha	2010

Rahul Chadha is Co-Chief Investment Officer of Mirae Asset Hong Kong.  Prior to joining Mirae Asset Hong Kong as a Senior Portfolio Manager in 2006, Mr. Chadha was with Aviva Life Insurance from 2003 to 2005 as a senior research analyst on their India team and with Standard Chartered Mutual Funds from 2005 to 2006 as a senior equity analyst responsible for sector coverage in India.  He holds a Master of Finance and Control degree and a Bachelor of Business Studies degree from the University of Delhi and is fluent in Hindi.

EM Great Consumer Fund

Information about José Gerardo Morales, Young Hwan Kim and Joohee An, the portfolio managers jointly and primarily responsible for the day-to-day management of EM Great Consumer Fund, is set forth below.

Portfolio Managers	Since	Recent Professional Experience
José Gerardo Morales, CFA	2010

José Gerardo Morales is Chief Investment Officer of Mirae Asset USA. Prior to joining Mirae Asset USA in 2010, Mr. Morales was responsible for managing all EMEA investment strategies at Mirae Asset Global Investment Management (UK) Ltd., which he joined in 2007. Mr. Morales was Head of Emerging European Equities at Pictet Asset Management (“Pictet”) from 2006 to 2007. Prior to Pictet, he was Head of EMEA Emerging Markets at West LB Mellon Asset Management (London) from 2002 to 2006. Mr. Morales holds an M.B.A. from Georgetown University and a Bachelor of Finance degree from George Mason University. He is a Chartered Financial Analyst, is based in New York and is fluent in Spanish.

Young Hwan Kim	2011

Young Hwan Kim is Deputy Chief Investment Officer of Mirae Asset USA.  Prior to joining Mirae Asset USA in 2013, he was Chief Investment Officer - Latin America at Mirae Asset Brazil. Prior to that, from 2007 to 2008, he was Head of Latin American Equities at Mirae Asset Global Investments Management (UK) Ltd. During the period 2004 to 2007, Mr. Kim worked at Mirae Asset Global Investments Co., Ltd. in Seoul, where he managed a large-cap growth fund, headed the pension fund division and was responsible for small- and mid-cap equity portfolios. He holds an M.B.A. and a Bachelor of Politics and Diplomacy degree from Yonsei University in Seoul. Mr. Kim is based in New York and is fluent in Korean.

Joohee An	2010

Joohee An is a Senior Portfolio Manager with Mirae Asset Hong Kong, where she manages investments in the Asia region and is a core member of the Global Investment Team in Hong Kong.  Prior to joining Mirae Asset Hong Kong in 2009, Ms. An was at Mirae Asset Global Investments Co., Ltd. in Seoul, where she worked as an investment analyst and portfolio manager from 2006 to 2009.  She was an equity analyst at LG Securities from 2004 to 2006.  Ms. An has a Bachelor of Business Administration from Yonsei University and is fluent in Korean.

http://investments.miraeasset.us                              38                              Mirae Asset Discovery Funds

Asia Great Consumer Fund

Information about Joohee An, the portfolio manager primarily responsible for the day-to-day management of Asia Great Consumer Fund, is set forth below.

Portfolio Manager	Since	Recent Professional Experience
Joohee An	2011

Joohee An is a Senior Portfolio Manager with Mirae Asset Hong Kong, where she manages investments in the Asia region and is a core member of the Global Investment Team in Hong Kong.  Prior to joining Mirae Asset Hong Kong in 2009, Ms. An was at Mirae Asset Global Investments Co., Ltd. in Seoul, where she worked as an investment analyst and portfolio manager from 2006 to 2009.  She was an equity analyst at LG Securities from 2004 to 2006.  Ms. An has a Bachelor of Business Administration from Yonsei University and is fluent in Korean.

Global Great Consumer Fund

Information about José Gerardo Morales, the portfolio manager primarily responsible for the day-to-day management of Global Great Consumer Fund, is set forth below.

Portfolio Manager	Since	Recent Professional Experience
José Gerardo Morales, CFA	2012

José Gerardo Morales is Chief Investment Officer of Mirae Asset USA. Prior to joining Mirae Asset USA in 2010, Mr. Morales was responsible for managing all EMEA investment strategies at Mirae Asset Global Investment Management (UK) Ltd., which he joined in 2007. Mr. Morales was Head of Emerging European Equities at Pictet Asset Management (“Pictet”) from 2006 to 2007. Prior to Pictet, he was Head of EMEA Emerging Markets at West LB Mellon Asset Management (London) from 2002 to 2006. Mr. Morales holds an M.B.A. from Georgetown University and a Bachelor of Finance degree from George Mason University. He is a Chartered Financial Analyst, is based in New York and is fluent in Spanish.

The Administrator, Fund Accounting Agent and Transfer Agent

Citi Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator, fund accounting agent and the transfer agent (in such capacity, the “Transfer Agent”) for the Funds pursuant to a services agreement by and between the Trust and Citi Fund Services Ohio, Inc.  In connection with its role as fund accounting agent, Citi Fund Services Ohio, Inc. performs record maintenance, accounting, financial statement and regulatory filing services for each Fund. In connection with its role as the transfer agent, Citi Fund Services Ohio, Inc. performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

The Distributor

Funds Distributor, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, the Trust’s principal underwriter (the “Distributor”), acts as the Funds’ distributor in connection with the offering of the Funds’ shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.

Compliance Services

Foreside Compliance Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, provides a Chief Compliance Officer and an Anti-Money Laundering Compliance Officer, as well as certain additional compliance support functions to the Funds.

None of Citi Fund Services Ohio, Inc., the Distributor or Foreside Compliance Services, LLC is affiliated with Mirae Asset USA or its affiliates.

http://investments.miraeasset.us                              39                              Mirae Asset Discovery Funds

ACCOUNT INFORMATION

DESCRIPTION OF THE SHARE CLASSES

Each of the Funds offers Class A, Class C and Class I Shares through this Prospectus. The different share classes allow you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the following tables. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. You should consult your financial adviser to help you decide which share class is best for you.

If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees.

The following chart provides a summary of the differences among the classes of shares.

	Class A	Class C	Class I
Initial Sales Charge	Initial sales charge applies. Deducted from your investment so that not all of your purchase payment is invested.	No initial sales charge. Entire purchase price is invested in shares of the Fund.	No initial sales charge. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge	Generally no deferred sales charge. May be charged a 1.00% deferred sales charge for purchases of $1 million or more that are redeemed within 12 months of investment.	1.00% deferred sales charge applies. Payable if you redeem within one year of purchase.	No deferred sales charge.

Distribution and Service (12b-1) Fee	0.25% Distribution and Service (12b-1) Fee.	1.00% Distribution and Service (12b-1) Fee.	No Distribution and Service (12b-1) Fee.

Availability	Generally available.	Generally available.	Limited availability. Please see “Account Information – Description of the Shares Classes – Class I Shares” below for eligibility requirements.

Class A Shares

Class A Shares of each Fund pay an annual distribution and service (12b-1) fee equal to 0.25% of average daily net assets of Class A Shares.

You can purchase Class A Shares at the net asset value per share plus an initial sales charge (referred to as the Offering Price). The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

Amount of Purchase	Sales Charge* as a Percentage of Offering Price	Sales Charge* as a Percentage of Net Amount Invested	Dealer Reallowance as a Percentage of the Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.50%
$100,000 but less than $250,000	4.00%	4.17%	3.75%
$250,000 but less than $500,000	3.00%	3.09%	2.75%
$500,000 but less than $1,000,000	2.20%	2.25%	1.95%
$1,000,000 or more	None**	None**	None***

*	Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.

**

No initial sales charge applies on investments of $1 million or more. However, a deferred sales charge of 1.00% is imposed on certain redemptions of such investments within 12 months of purchase. See “Purchase and Redemption of Shares – Additional Information About the CDSC for Class A Shares” in the SAI for more information.

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***

Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 0.75% of the offering price of Class A Shares. See “Purchase and Redemption of Shares – Additional Information About the CDSC for Class A Shares” in the SAI for more information. Please note if a client or financial intermediary is unable to provide account verification on purchases receiving million dollar breakpoints due to rights of accumulation, sales commissions will be forfeited. Purchases eligible for sales charge waivers as described under “Class A Shares – Initial Sales Charge Waivers” are not eligible for sales commissions on purchases of $1 million or more.

No initial sales charge applies to shares that you buy through reinvestment of dividends or capital gains.

You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker, financial intermediary, or financial adviser for assistance.

Initial Sales Charge Reductions

You may qualify for reduced sales charges in the following cases:

Letter of Intent. If you intend to purchase at least $100,000 of Class A Shares of a Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. The maximum intended investment allowable under a letter of intent is $1,000,000. You would pay a sales charge on any Class A Shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in shares in escrow. The Funds will pay the escrowed funds to your accounts when the intended investment is completed, if it is completed within the 13-month period. You must indicate that future purchases are subject to the Letter of Intent.

Rights of Accumulation. The value of eligible accounts across all mutual funds sponsored or advised by Mirae Asset USA (the “Mirae Asset Mutual Funds”) maintained by you and each member of your immediate family may be combined with the value of your current purchase to obtain a lower sales charge for that purchase (according to the chart on page 40). For purposes of obtaining a breakpoint discount, a member of your “immediate family” includes your spouse, parent, stepparent, legal guardian, children and/or stepchildren under age 21, father-in-law, mother-in-law and partnerships created through civil unions, in each case including adoptive relationships. Eligible accounts include:

•

Individual accounts;

•

Joint accounts between the individuals described above;

•

Certain fiduciary accounts;

•

Single participant retirement plans; and

•

Solely controlled business accounts.

Fiduciary accounts include trust and estate accounts. Fiduciary accounts may be aggregated with the accounts described above so long as there are no beneficiaries other than you and members of your immediate family. In addition, a fiduciary can count all shares purchased for a fiduciary account that may have multiple accounts and/or beneficiaries.

For example, if you own Class A Shares of Emerging Markets Fund that have an aggregate value of $100,000, and make an additional investment in Class A Shares of Emerging Markets Fund of $4,000, the sales charge applicable to the additional investment would be 4.00%, rather than the 5.75% normally charged on a $4,000 purchase. Please contact your broker to establish a new account under Rights of Accumulation.

For purposes of determining whether you are eligible for a reduced Class A initial sales charge, investments will be valued at their current offering price (including any applicable sales charge) or the original investment amount, whichever is higher. You should retain any records necessary to substantiate the public offering price originally paid.

To receive a reduction in your Class A initial sales charge, you must let your financial adviser or the Transfer Agent know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or the Transfer Agent to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge, including, where applicable, information about accounts opened with a different financial adviser.

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Certain brokers or financial advisers may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial adviser prior to purchasing a Fund’s shares.

Initial Sales Charge Waivers

Initial sales charges on Class A Shares will be waived for the following types of purchases:

1.

Purchase by any other investment company in connection with the combination of such company with a Fund by merger, acquisition of assets or otherwise.

2.

Reinvestment by a shareholder that has redeemed shares of a Mirae Asset Mutual Fund and reinvests the proceeds in that Mirae Asset Mutual Fund or another Mirae Asset Mutual Fund, provided the reinvestment is made within 90 days of the redemption.

3.

Purchase by a tax-exempt organization enumerated in Section 501(c)(3) of the Internal Revenue Code and private, charitable foundations that in each case make a lump-sum purchase of $100,000 or more.

4.

Purchase by a unit investment trust registered under the Investment Company Act of 1940 (the “Investment Company Act”) that has shares of a Fund as a principal investment.

5.

Purchase by a financial institution purchasing Class A Shares of a Fund for clients participating in select fee-based asset allocation programs or wrap fee programs that have been approved by the Distributor.

6.

Purchase by a registered investment adviser or financial planner that places trades for its own accounts or the accounts of its clients and that charges a management, consulting or other fees for its services; and any client of such investment adviser or financial planner that places trades for its own account if the account is linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.

7.

Purchases by an employer-sponsored retirement or benefit plan defined in section 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code or a “rabbi trust” provided that:

–

the plan has assets of at least $1,000,000; or

–

there are at least 100 employees eligible to participate in the plan.

8.

Purchase by an employee or a registered representative of an entity with a selling agreement with the Distributor to sell shares of one or more of the Mirae Asset Mutual Funds.

9.

Purchase by a current or former Trustee of the Trust.

10.

Purchase by any member of the immediate family of a person qualifying under (8) or (9) above, including a spouse, spousal equivalent, parent, stepparent, legal guardian, children and/or stepchildren under age 21, father-in-law, mother-in-law and partnerships created through civil unions, in each case including adoptive relationships.

11.

Purchase by a registered management investment company that has an agreement with Mirae Asset USA or the Distributor for that purpose.

12.

Purchases are made in exchange of Class A Shares of one Mirae Asset Mutual Fund for Class A Shares of another Mirae Asset Mutual Fund.

13.

Purchase by a financial intermediary, provided the arrangements are pre-approved and the purchase is placed through an omnibus account with the Fund.

14.

Purchases by a financial intermediary that sponsors an electronic mutual fund marketplace that has a dealer arrangement with the Distributor or service agreement with the Mirae Asset Mutual Funds, or by a client of such financial intermediary that places a trade for its own account when the account is linked to a master omnibus account of such financial intermediary, provided that the financial intermediary receives no portion of the Class A initial sales charge; however the financial intermediary may directly charge its client a management, asset allocation, consulting, transaction, account or other fee for its services.

An investor who qualifies under any of the categories described above should contact its brokerage firm or financial intermediary. For further information on sales charge waivers, contact the Transfer Agent.

Class C Shares

You pay no initial sales charge if you purchase Class C Shares. However, a 1.00% deferred sales charge will apply to redemptions of shares made within 12 months of buying them, as discussed below. Brokers that initiate and are responsible for purchase of Class C Shares may receive a sales commission at the time of sale of up to 1.00% of the purchase price of such Class C Shares of a Fund. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains.

http://investments.miraeasset.us                              42                              Mirae Asset Discovery Funds

You will also pay an annual distribution and service (12b-1) fee of 1.00% of the average daily net assets of Class C Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees increase the cost of your investment and may cost you more than paying the initial sales charge associated with Class A Shares. It is generally less advantageous to purchase Class C Shares than Class A Shares in aggregate amounts equal to or greater than $1,000,000. Purchase orders for Class C Shares above this amount generally will not be accepted.

Contingent Deferred Sales Charge (CDSC)

You pay a CDSC of 1.00% when you redeem:

•

Class A Shares that were bought without paying a front end sales charge as part of an investment of at least $1,000,000 within 12 months of purchase.

•

Class C Shares within 12 months of purchase.

The CDSC is calculated based on the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class C Shares of another Mirae Asset Mutual Fund of which you may have exchanged for Class C Shares of the Fund you are redeeming.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. For the purposes of the CDSC, we will calculate the holding period of shares acquired through an exchange of shares of a Mirae Asset Mutual Fund from the date you acquired the original shares of such Mirae Asset Mutual Fund.

CDSC Waivers

The CDSC payable upon redemptions of shares will be waived for:

•

Exchanges described in “How To Purchase, Redeem and Exchange Shares – How To Exchange Shares” below;

•

Redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of the applicable shares;

•

Redemptions made with respect to certain retirement plans sponsored by the Trust, Mirae Asset USA or its affiliates;

•

Minimum required distributions made from an individual retirement account (“IRA”) or other retirement plan account after you reach age 70 ½, limited to 10% annually of the value of your account, measured at the time you set up the plan;

•

Withdrawals under a Fund’s systematic withdrawal plan, limited to 10% annually of the value of your account, measured at the time you set up the plan;

•

Redemptions related to the payment of custodial IRA fees;

•

Redemptions initiated by a Fund;

•

Redemptions by retirement plans of shares held in plan level or omnibus accounts maintained by a retirement plan administrator or recordkeeper;

•

Redemptions when you can demonstrate hardship (including, but not limited to, redemptions related to death, disability or qualified domestic relations order), as determined in the absolute discretion of a Fund; and

•

Redemptions of Class A Shares where no broker was compensated for the sale.

CDSC Aging Schedule

As discussed above, certain investments in Class A and Class C Shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

Purchases of Class A or Class C Shares made on any day during a calendar month will age one month on the same day of the following month, and the same day of each subsequent month.  For example, if an investor purchases Class C Shares of a Fund on April 15, 2015, such purchase of Class C Shares will age one month on May 15, 2015. Therefore, if the investor redeems the Class C Shares purchased prior to April 15, 2016, such investor will be required to pay the 1.00% CDSC.

http://investments.miraeasset.us                              43                              Mirae Asset Discovery Funds

No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

Class I Shares

Class I Shares are not subject to any sales charge. However, Class I Shares are only available to certain investors. Eligible Class I Share investors include:

•

Funds of funds;

•

Participants of employee benefit plans established under Section 403(b) or Section 457, or qualified under Section 401(a), of the Internal Revenue Code, including 401(k) plans, if the value of the plan exceeds $10,000,000 when the shares are held in an omnibus account on the Fund’s records and an unaffiliated third party provides administrative and/or other support services to the plan;

•

Certain financial intermediaries that charge their customers transaction fees with respect to their customers’ investments in the Funds;

•

Endowments, foundations, corporations, and high net worth individuals using a trust or custodial platform;

•

Investors participating in select fee-based arrangements sponsored by non-affiliated broker-dealers and other financial institutions that have entered into agreements with the Distributor; and

•

Directors/trustees, officers and employees of the Trust, Mirae Asset USA, the sub-manager to the Mirae Asset Mutual Funds and/or their respective affiliates.

Financial intermediaries may have eligibility requirements, including lower investment minimum or plan asset requirements, for their clients or customers investing in Class I Shares, that may differ from the requirements for investors purchasing directly from the Fund.

DISTRIBUTION AND SERVICE FEES

Distribution and Shareholder Servicing Payments

The Trust, on behalf of each Fund, has adopted plans (the “Plans”) with respect to the Class A and Class C Shares that allow each Fund to pay distribution fees for the marketing, distribution and sale of those share classes pursuant to Rule 12b-1 under the Investment Company Act, and shareholder servicing fees for certain services provided to its shareholders. The Class I Shares do not have a 12b-1 plan. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the Plans, Class A and Class C Shares may pay distribution fees to the Distributor for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of Mirae Asset USA for sales support services provided in connection with the sale of Class A or Class C Shares, as applicable. The distribution fees also may be used to pay brokers, dealers, financial institutions and industry professionals (including Mirae Asset USA and its affiliates) (“Service Organizations”) for sales support services and related expenses. Class I Shares do not pay a distribution fee.

Under the Plans, each of the Funds also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Class A and Class C Shares in return for these fees. The shareholder servicing fees payable pursuant to the Plans are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of the Fund’s shares. All Class A and Class C Shares pay this shareholder servicing fee. Class I Shares do not pay a shareholder servicing fee.

The 12b-1 fees for each Fund vary by share class as follows:

•

Class A Shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of the Class A Shares.

•

Class C Shares pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets of the Class C Shares. The Distributor may use up to 0.25% of the fee for shareholder servicing for Class C Shares and up to 0.75% for distribution for Class C Shares.

In the case of Class C Shares, 12b-1 fees, together with the CDSC, are used to finance the costs of advancing brokerage commissions paid to dealers and investment representatives.

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The 12b-1 amounts received by the Distributor may be used to reimburse Mirae Asset USA for distribution-related and/or shareholder servicing expenses incurred directly by Mirae Asset USA. The Distributor does not retain any 12b-1 amounts it receives as profit.

Other Fund Payments

In addition, the Funds may pay fees to Service Organizations for sub-administration, sub-transfer agency and other services associated with shareholders whose funds are held of record in omnibus accounts, other group accounts or accounts traded through registered clearing agents. These payments may be made in addition to fees paid to the Service Organizations by the Distributor pursuant to the Plans. These Service Organizations also may be appointed as agents for or authorized by the Funds to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Funds. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

Other Payments to Financial Intermediaries and Other Service Providers

Mirae Asset USA and its affiliates may make payments to Service Organizations relating to distribution and sales support activities out of their own resources or other sources available to them (and not as an additional charge to the Fund). Mirae Asset USA or its affiliates may pay to Service Organizations a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. Mirae Asset USA and its affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by Mirae Asset USA and its affiliates may be substantial. Payments by Mirae Asset USA may include amounts that are sometimes referred to as “revenue sharing” payments. “Revenue sharing” payments include payments for distribution-related expenses, such as marketing, promotional or related expenses, to Service Organizations through which investors may purchase shares of a Fund. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization or its representatives to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about revenue sharing payments it may receive. For more information, see the SAI.

HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES

You can speak to an Investor Services Representative between 8:00 a.m. and 6:00 p.m. (Eastern Time) on any Fund business day by calling 1-888-335-3417.

You may purchase, redeem and exchange Class A, Class C and Class I Shares of the Funds in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described in the next section under the caption “Investor Programs.”

Each Fund calculates the net asset value (“NAV”) of each class of its shares as of the close of regular trading of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, on each day that the NYSE is open for trading. Your purchase or redemption order will be determined based on the NAV per share of the applicable share class next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and the Transfer Agent receives your order by (i) the Transfer Agent’s close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; (ii) or the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to the Transfer Agent.

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. Such intermediaries may include financial advisers, custodians, trustees, retirement plan administrators or recordkeepers. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee. You may be charged a fee if you effect transactions through a broker or other agent.

How to Purchase Shares

Initial and Subsequent Investment Minimums

The table below sets forth the minimum initial investment, the minimum subsequent investment and the minimum account balance of each Fund for Class A and Class C Shares.

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Type of Account	Minimum Initial Investment (per Fund)	Minimum Subsequent Investment (per Fund)	Minimum Account Balance (per Fund)
Regular	$2,000	$100	$1,000
IRA and Roth IRA	$500	$50	$500
Coverdell Education Savings Account (Educational IRA)	$500	$50	$500
Systematic Investment Plan	$500	$50	$500

The minimum initial investment for Class I Shares of a Fund is $250,000, subject to certain exceptions. The minimum subsequent investment for Class I Shares of a Fund is $25,000. The minimum account balance for Class I Shares is $250,000. Financial intermediaries may have eligibility requirements, including lower initial investment minimum requirements, for their clients or customers investing in Class I Shares, which may differ from the requirements for investors purchasing directly from the Fund.

Information about Investment and Account Minimums

Except as noted below, the Funds require that you maintain a minimum account balance as listed above. If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, a Fund may notify you of its intent to liquidate your account unless it reaches the required minimum. You may prevent such liquidation by increasing the value of your account to at least the minimum within sixty (60) days after notice from a Fund.

The Funds may be limited in their ability to monitor or ensure that accounts opened through a financial intermediary meet the minimum investment requirements. Nevertheless, the Funds expect that financial intermediaries will comply with the Funds’ investment requirements including applicable investment minimums. In the event a Fund is unable to prevent an account with a below minimum balance from opening, the Fund reserves the right to liquidate the account at any time.

Initial investment minimums do not apply to investments made by the Trustees of the Trust and employees of Mirae Asset USA, the sub-manager of the Mirae Asset Mutual Funds, their affiliates or their family members.

The initial investment minimum may be reduced or waived for investments made by investors in wrap-free programs or other asset-based advisory fee programs where reduction or waiver of investment minimums is a condition for inclusion in the program.

Financial intermediaries may have investment minimum requirements for their clients or customers investing in Class A Shares that are higher than the requirements for investors purchasing directly from the Fund. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about what investment minimums and eligibility requirements will be applied to your account.

The Funds reserve the right to waive any investment or account minimum to the extent such a decision is determined to be in the best interests of the Funds. The Funds also reserve the right to liquidate your account regardless of size.

When you buy shares, be sure to specify the class of shares. If you do not choose a share class, your investment will be made in Class A Shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Funds’ investment objectives, principal investment strategies and principal risks, as well as factors listed under “Description of the Share Classes” to determine which Fund and share class is most appropriate for your situation.

Opening Your Account

You can open a new account in any of the following ways:

Financial Adviser. You can establish an account by having your financial adviser process your purchase.

Third-Party Intermediaries. Shares of the Funds may be purchased through various securities brokers and benefit plan administrators or their sub-agents (“Third-Party Intermediaries”). These Third-Party Intermediaries may charge you a fee for their services. You should contact them directly for information regarding how to invest or redeem through them. In addition, they may charge you service or transaction fees. If you purchase or redeem shares through a Third-Party Intermediary, you will, generally, receive the NAV calculated after receipt of the order by them on any day the NYSE is open for trading.

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Third-Party Intermediaries may have different eligibility requirements and may set deadlines for receipt of orders that are earlier than the order deadline of the Funds due to processing or other reasons. An investor purchasing through a Third-Party Intermediary should read the Prospectus in conjunction with the materials provided by the Third-Party Intermediary describing the procedures to purchase and redeem Fund shares. If you purchase Fund shares through a Third-Party Intermediary, you should contact the Third-Party Intermediary for more information about what investment minimums and eligibility requirements, service fee and order deadlines will be applied to your account.

By Mail. Please call the Transfer Agent at 1-888-335-3417 or visit http://investments.miraeasset.us to obtain an application. Make checks payable to Mirae Asset Discovery Funds. Mail the check, along with your completed application, to the applicable address below:

Regular Mail:	Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165
Express, Registered or Certified Mail:	Mirae Asset Discovery Funds, 3435 Stelzer Road, Columbus, Ohio 43219

Payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Funds’ custodian bank by a Federal Reserve Bank) before acceptance.

By Wire. Please call the Transfer Agent at 1-888-335-3417 for instructions on purchasing shares by wire. If money is to be wired, your Account Application must have been received and accepted by the Transfer Agent and an account established in your name.  Your bank may charge a wire fee.  Wire orders will be accepted only on a day on which the Funds and the custodian and Transfer Agent are open for business. A wire purchase will not be considered made until your account has been opened and the wired money is received in good order.

Shareholders will receive the next determined net asset value per share after receipt of such wire. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the Funds reserve the right to charge you for this service.

Current shareholders may open a new identically registered account by one of the following methods:

By Telephone Exchange. You may exchange $2,000 ($500 for IRAs, Roth IRAs, Coverdell Education Savings Accounts and Systematic Investment Plans) or more from your existing account to another Mirae Asset Mutual Fund account.

The Funds will generally not accept investments from foreign investors (e.g., foreign financial institutions; non-U.S. persons), other than affiliates of Mirae Asset USA. The Funds do not generally accept foreign correspondent or foreign private banking accounts.

Adding To Your Account

There are several ways you can make additional investments in your account (subject to the minimum subsequent investment described above):

•

Ask your financial adviser to purchase shares on your behalf;

•

Send a check along with the returnable portion of your statement;

•

Contact the Transfer Agent with your order then wire additional investments through your bank as instructed above;

•

Authorize transfers by telephone between your bank account and your Fund account through Automated Clearinghouse. You may elect this privilege on your account application or through a written request;

•

Exchange shares from another Mirae Asset Mutual Fund; or

•

Through a Systematic Investment Plan (please see “Account Information – Investor Programs – Purchase and Redemption Programs for Class A and Class C Shares” for details).

How To Exchange Shares

You can exchange your Class A, Class C and Class I Shares for shares of the same class of other Mirae Asset Mutual Funds at NAV by having your financial adviser process your exchange request or by contacting the Transfer Agent directly. A share exchange is a taxable event for federal income tax purposes. In order to be eligible for exchange, shares of a Fund must be registered in your name or in the name of your financial adviser for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase. You may exchange $100 ($50 for IRAs, Roth IRAs, Coverdell Education Savings Accounts and Systematic Investment Plans) from your existing account to another existing Mirae Asset Mutual Fund account. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

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Class A shareholders of a Fund may exchange their shares for Class I Shares of the same Fund provided that they:  (1) hold their shares directly at the Funds’ Transfer Agent or through a Third-Party Intermediary that has a valid Class I selling agreement with the Funds, or its Distributor, authorizing such an exchange; and (2) are eligible to invest in Class I Shares in accordance with the criteria set forth in the current Funds’ Prospectus. Any exchange is subject to the Funds’ discretion to accept or reject the exchange. No sales charges or other Fund charges will apply to any such exchange, including any CDSC that would otherwise apply to the redemption. For federal income tax purposes, a same-Fund exchange generally will not result in a recognition by the investor of gain or loss. A shareholder should contact the Transfer Agent or the shareholder’s Third-Party Intermediary before such an exchange.

How To Redeem Shares

You may redeem your shares either by having your financial adviser process your redemption or by contacting the Transfer Agent directly. Shares of the Funds may be redeemed by mail or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investments held by the Funds at the time of redemption.

You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Funds use procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, a Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

Under unusual circumstances such as when the NYSE is closed, trading on the NYSE is restricted or if there is an emergency, the Funds may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, a Fund may delay the payment of the redemption proceeds until the check used for purchase has cleared, which may take up to 10 business days from the purchase date. Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption.

Redeeming Through Your Financial Adviser. You can request that your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to the Transfer Agent and may charge you for this service. The Funds have authorized one or more brokers to receive on their behalf redemption orders. Such brokers are authorized to designate other intermediaries to receive redemption orders on the Funds’ behalf. Such intermediaries may include financial advisers, custodians, trustees, retirement plan administrators or recordkeepers. A Fund will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. A customer orders will be priced at the Fund’s NAV next computed after it is received by an authorized broker or the broker’s authorized designee. Your financial adviser or broker may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC.

Redeeming Directly Through the Transfer Agent.  You can redeem your shares in any of the following ways:

By Telephone. You can call the Transfer Agent at 1-888-335-3417 to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. The Transfer Agent will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.

By Mail. Each Fund will redeem its shares at the net asset value per share next determined after the request is received in “good order.” The net asset value per share of the Fund is determined as of the close of regular trading of the NYSE (normally 4:00 p.m., Eastern Time) each business day the NYSE is open for trading. Requests should be sent to the applicable address below:

Regular Mail:	Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165
Express, Registered or Certified Mail:	Mirae Asset Discovery Funds, 3435 Stelzer Road, Columbus, Ohio 43219

Requests in “good order” must include the following documentation:

(a)

a letter of instruction, specifying the name on the account registration, the Fund’s name, the account number, the number of shares or dollar amount to be redeemed, the class of shares to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

(b)

any required signature guarantees (see “Signature Guarantees” below); and

(c)

other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Wire and/or Automated Clearinghouse (“ACH”). A redemption in excess of $5,000 may be wired to the financial institution that is indicated on your account application. Please note that proceeds sent via wire will arrive the next business day and a $10.00 fee applies to Class A and Class C Shares. Redemptions in excess of $100 may be sent via ACH and will arrive in 2-3 business days with no additional fee.

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Note:  If an address change has occurred within 30 calendar days of the redemption, a signature guarantee will be required.

Call the Transfer Agent at 1-888-335-3417 for additional instructions.

Signature Guarantees. To protect you and the Funds against fraud, certain redemption options will require a medallion signature guarantee. A medallion signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers participating in a Medallion Program recognized by the Securities Transfer Association, but not from a notary public. Signature guarantees from financial institutions that do not reflect one of the following are not part of the program and will not be accepted. The acceptable Medallion programs are Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchange Medallion Program (“SEMP”), or the New York Stock Exchange, Inc. Medallion Program (“NYSE MSP”). The Transfer Agent will need written instructions signed by all registered owners, with a medallion signature guarantee for each owner, for any of the following:

•

A written request to redeem $100,000 or more;

•

A change to a shareholder’s record name without supporting documentation (such as a marriage certificate, divorce decree, etc);

•

A redemption from an account for which the address or account registration has changed within the last 30 days;

•

A request to send redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record;

•

A request to send redemption and distribution proceeds to an account with a different registration (name or ownership) from yours;

•

An addition or change to ACH or wire instructions; telephone redemption or exchange options; or any other election in connection with your account.

The Transfer Agent reserves the right to require a signature guarantee(s) on all redemptions.

INVESTOR PROGRAMS

As a shareholder of a Fund, a number of services and investment programs are available to you. Some of these services and programs, however, may not be available to you if your shares are held in the name of your financial adviser or if your investment in the Fund is made through a retirement plan.

Purchase and Redemption Programs for Class A and Class C Shares

For your convenience, the following purchase and redemption programs are made available to you with respect to Class A and Class C Shares, without extra charge.

Systematic Investment Plan. You can make cash investments through your checking account or savings account on any day of the month. If you do not specify a date, the investment will occur automatically on or about the fifteenth day of the month, or, if such day is not a business day, on the prior business day.

Reinvestments Without A Sales Charge. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

Distribution Investment Program. You may purchase shares of any Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting dividend and capital gain distributions from the same class of another Mirae Asset Mutual Fund.

Systematic Withdrawal Plan. A non-retirement plan shareholder who has an account balance of at least $5,000 in any Fund may establish a systematic withdrawal plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $100 or more.

Shareholders may designate which day they want the automatic withdrawal to be processed. If you do not specify a date, the investment will automatically occur on the fifteenth day of the month, or, if such day is not a business day, on the prior business day. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. The check amounts may be based on the redemption of a fixed dollar amount or fixed share amount. The systematic withdrawal plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment, and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change payee must be submitted in writing, signed exactly as the account is registered and contain medallion signature guarantee(s) as described under “How to Purchase, Redeem and Exchange Shares – Signature Guarantees.”  Any

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such requests must be received by the Transfer Agent ten days prior to the date of the first systematic withdrawal. A systematic withdrawal plan may be terminated at any time by the shareholder, the Trust, or its agent on written notice, and will be terminated when all shares of the Funds under the systematic withdrawal plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

VALUATION OF FUND SHARES

You may purchase shares of a Fund at their offering price, which is the net asset value per share, plus any applicable sales charge. You may redeem shares of a Fund at their net asset value per share less any applicable deferred sales charge. The price of each class of a Fund’s shares is based on the Fund’s net asset value, or NAV, which is calculated as of the close of regular trading of the NYSE, usually 4:00 p.m. Eastern Time, each day that the NYSE is open for trading. The days that the NYSE is closed are listed in the SAI.

To determine NAV, a Fund values its assets at current market values, or at a fair value (for securities issued by non-U.S. companies or if current market values are not available) each day pursuant to fair value methods approved by the Board of Trustees. The net asset value per share of each share class is computed by dividing the total value of the assets of the applicable Fund attributable to that share class, less the liabilities attributable to that share class, by the total number of the Fund’s outstanding shares in that share class.

Your purchase or redemption order will be determined based on the NAV per share of the applicable share class next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and the Transfer Agent receives your order by (i) the Transfer Agent’s close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; or (ii) close of the NYSE, if placed directly by you (not through a financial intermediary such as a broker or bank) to shareholder services.

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

The Funds, if applicable, use market quotations to value securities issued by U.S. companies. In certain cases, the Funds may use fair value methods approved by the Board each day that the NYSE is open for trading. As a result, a Fund’s value for a security is likely to be different from quoted market prices.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service or reporting agency. Most securities listed on a foreign exchange are valued at the most recent sale price at the close of the exchange on which the security is primarily traded.  In certain countries, market maker prices are used since they are the most representative of the daily trading activity.

Securities for which market quotations are not readily available (including securities for which a Fund’s Investment Manager determines that the closing market prices do not represent the securities’ current value because of an intervening “significant event”) will be valued at fair value pursuant to procedures approved by the Board.  Circumstances in which market quotations may not be readily available include, but are not limited to, when the security’s trading has been halted or suspended, when the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value.  Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Also, Mirae Asset USA and Mirae Asset Hong Kong believe that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets.

The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to Mirae Asset USA’s Valuation Committee.  All fair value determinations will be reported to the Board.  In certain circumstances, the administrative agent for the Trust may obtain and utilize fair value pricing information from independent fair value pricing services approved by the applicable Fund’s Investment Manager to determine the fair value of a security and/or may provide such information to the Fund’s Investment Manager in connection with the Investment Manager’s fair value determination.

There can be no assurance, however, that a fair value used by the Funds on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining fair value. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders.

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Because each of the Funds invests in securities that are traded primarily in non-United States markets, the value of its holdings could change at a time when you aren’t able to buy or sell Fund shares. This is because many of the non-United States markets are open on days or at times when the Funds do not price their shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund intends to pay dividends and distributions of substantially all of its net income (including any realized net capital gain), if any, to its shareholders annually, and, if necessary, may make additional distributions to meet applicable regulatory requirements.

Distribution Options

The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify the Transfer Agent or by contacting the Transfer Agent services directly:

•

Dividend and capital gain distributions reinvested in additional shares of the same Fund (this option will be assigned if no other option is specified);

•

Dividend distributions in cash; capital gain distributions reinvested in additional shares of the same Fund;

•

Dividend and capital gain distributions in cash; or

•

Dividend and capital gain distributions reinvested in additional shares of another Mirae Asset Mutual Fund of your choice.  Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the NAV as of the close of business on the reinvestment date, which is the NAV next computed for the Fund. Your request to change a distribution option must be received by the Transfer Agent at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks. You can choose to have your cash dividends and distributions deposited directly to your bank account or all sent to you by check. Tell us your preference on your application. If you choose to reinvest your dividends and distributions, you will be treated for U.S. federal income tax purposes as if you had received such dividends and distributions and used them to purchase additional shares.

Taxes

In order to qualify as a “regulated investment company” and avoid federal corporate income tax, a mutual fund must, among other requirements, distribute to its shareholders virtually all of its net earnings. A Fund can earn money in two ways:  by earning interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. A Fund’s earnings are separate from any gains or losses stemming from your own purchase of shares.

The tax treatment of a Fund’s distributions to you depends on the nature of the Fund’s income from which the distribution is paid. Dividends paid from a Fund’s investment income or from its net short-term capital gain generally are taxed at ordinary income rates; however, dividends paid from the Fund’s “qualified dividend income,” including dividends the Fund receives from certain foreign corporations, and distributions of net long-term capital gain are eligible for taxation at a reduced rate when received by shareholders that are not corporations. A Fund’s distributions of long-term capital gain, if any, are taxable to you as long-term capital gains, regardless of how long you have held your shares. The tax treatment of dividends and distributions is the same whether you reinvest them or receive them in cash.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. For example, Chinese source dividends and interest that are paid to a Fund will generally be subject to a withholding tax at a maximum rate of 10%, subject to certain exceptions. If more than 50% of a Fund’s assets are invested in stocks and securities of foreign corporations at the end of the fiscal year, the Fund may make an election under the Internal Revenue Code to allow shareholders to take a credit or deduction on their federal income tax returns for the foreign taxes paid by the Fund.

Unless you are investing through an IRA or other tax-advantaged account, buying and selling Fund shares will usually have tax consequences for you. Your sales of shares may result in a capital gain or loss for you; whether this capital gain is long-term or short-term depends on how long you owned the shares. In addition, an exchange of a Fund’s shares for shares of another Fund will generally be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to tax. Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

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The Funds will send you detailed tax information at the end of each calendar year. These statements tell you the amount and the tax category of any dividends or distributions. They also contain certain details on your purchases and sales of shares.  In addition, the Funds are required by law to provide you and the Internal Revenue Service (“IRS”) with cost basis information on the sale or redemption of any of your shares in the applicable Fund acquired on or after January 1, 2012 (including any shares that you acquire through the reinvestment of distributions). This requirement will not apply to investments through an IRA or other tax-advantaged account.

Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

A 3.8% Medicare contribution tax will be imposed on the net investment income (which includes interest, dividends and capital gains) of U.S. individuals with income exceeding $200,000, or $250,000 if married and filing jointly, and of trusts and estates.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you are a non-corporate taxpayer and have not provided a taxpayer identification number or social security number, or have provided an incorrect number. If you are neither a tax resident nor a citizen of the United States, or if you are a foreign entity, a Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

A 30% withholding tax will generally be imposed on dividends paid after June 30, 2014 and redemption proceeds paid after December 31, 2016 to (i) certain foreign financial institutions and investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

You are encouraged to consult with your own tax advisor regarding the possible effects of recent legislation on your investment in the Fund.

If you invest right before a Fund pays a dividend, you will receive some of your investment back as a dividend that is taxable to you (unless you are investing through a tax-advantaged retirement account). You can avoid this result by investing after the Fund declares a dividend.

POLICIES YOU SHOULD KNOW ABOUT

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through a securities broker-dealer, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a securities broker-dealer may charge its own fees.

Redemptions in-Kind. If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. In addition, investors will remain subject to market fluctuations in the value of these securities until the securities are sold.

Lost Accounts. The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the Transfer Agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the Transfer Agent will be reinvested at the then-current net asset value and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws, and the Funds and the Transfer Agent will not be liable to the shareholders or their representatives for compliance with those laws in good faith.

Policies About Transactions. The Funds are open for business each day the NYSE is open for trading. Each Fund calculates its share price every business day, as of the close of regular trading on the NYSE (typically 4:00 p.m., Eastern Time, but sometimes earlier, as in the case of scheduled half-day trading, such as on days in advance of certain holidays, or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time during the Funds’ normal business hours. Once your order request is received in good order, it will be processed at the next share price calculated.

http://investments.miraeasset.us                              52                              Mirae Asset Discovery Funds

Because orders placed through broker-dealers must be forwarded to the Transfer Agent before they can be processed, you will need to allow extra time. A representative of your broker-dealer should be able to tell you when your order will be processed.

Transactions Initiated by Telephone or Electronically. Since many transactions may be initiated by telephone or electronically, it is important to understand that as long as the applicable Fund takes reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, the Fund is not responsible for any losses that may occur. For transactions conducted over the Internet, the Funds recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Wire Transactions. When you ask us to send or receive a wire, please note that while the Funds do not currently charge a fee to receive wires, it is possible that your bank may charge fees. Wire transactions are completed within 24 hours. The Funds can only send wires of $5,000 or more and accept wires of $1,000 or more.

Right to Reject, Restrict, Cancel or Limit Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The Funds do not accept cash or cash equivalents (such as money orders, cashier’s checks, bankdrafts or traveler’s checks), credit cards or credit card checks, third party checks, starter checks or monetary instruments in bearer form. The Funds reserve the right to prohibit other forms of payment. The Anti-Money Laundering Compliance Officer may grant written exceptions from these prohibitions, if consistent with the Funds’ Anti-Money Laundering Program and the intent of applicable anti-money laundering laws. The Funds reserve the right to reject, restrict, cancel (within one day of receipt) or limit any specific purchase or exchange request. We are required by law to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

Because an exchange request involves both a request to redeem shares of one Mirae Asset Mutual Fund and to purchase shares of another Mirae Asset Mutual Fund, the Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, that Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund. If an exchange has been rejected or delayed, shareholders may still place an order to redeem their shares.

Frequent Purchase and Redemption of Shares.  The Funds are designed for long-term investors and discourage short-term trading (market timing) and other excessive trading practices. These practices may be detrimental to a Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative costs, harming Fund performance and diluting the value of shares. Such trading may also require a Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders.

The Board has considered and evaluated the risks of short-term trading activities by a Fund’s shareholder and has adopted policies and procedures that seek to discourage and not accommodate short-term trading and other excessive trading practices. The Board has determined that the imposition of a redemption fee on the exchange and redemption of shares is unnecessary and that the Trust’s fair valuation policies and procedures (which may reduce arbitrage opportunities available to short-term traders), as well as the Investment Manager’s periodic review of shareholder trading activity, among other things, serve as a sufficient deterrent to short-term trading. The Funds reserve the right to institute a redemption fee at any time.

The Funds have a number of features in place intended to eliminate the possibility, or reduce the impact of any intentional short-term trading in the Funds. Specifically, the Funds employ fair value pricing to limit the potential for time-zone arbitrage.  Furthermore, the Investment Manager monitors sales and redemptions daily through a sales reporting program and has developed additional reports to monitor any short-term trading in the Funds.  Any suspicious activity is investigated. Shares purchased through reinvested dividends or capital gains, as well as redemption of shares from accounts, such as asset allocation programs that offer automatic re-balancing, wrap-fee accounts, or similar types of accounts or programs, and certain types of retirement accounts that provide default investment options are viewed as not having market-timing implications and will not be monitored or flagged for investigation. Each Fund also maintains a cash balance that serves as a primary source of liquidity for meeting redemptions. The Funds also maintain a credit facility with Citibank, N.A. that can further limit the disruption from redemptions on portfolio management strategies and the potential impact on other shareholders.

Because the Funds may receive purchases and sales orders through financial intermediaries that use omnibus or retirement accounts, the Funds cannot always detect short-term trading.  However, the Funds’ distribution agreements with its intermediaries provide Fund management with the ability to identify investors whose trading practices violate the Funds’ restrictions on short-term trading.  The vast majority of omnibus accounts in the Funds are fully disclosed or are otherwise coded to identify individual underlying accounts so that the Investment Manager can block them from further purchases if necessary. Where omnibus accounts are not fully disclosed or identified, the Funds’ agreements with its intermediaries allow Fund management to request additional information when necessary to identify potential short-term traders.

http://investments.miraeasset.us                              53                              Mirae Asset Discovery Funds

The financial intermediary through which you may purchase shares of a Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Funds’ consent or direction to undertake those efforts, but the Funds may have little or no ability to modify the parameters or limits on trading activity set by the intermediary.  If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Reinstatement Privilege. You may decide to reinstate the shares that you have redeemed within the past 90 days. You must send a letter to the Transfer Agent, stating your intention to use the reinstatement privilege, along with your check for all or a portion of the previous redemption proceeds. Shares will be purchased at NAV on the day the check is received. Shares will be purchased into the account from which the redemption was made. The proceeds must be reinvested in the same share class. If shares were redeemed from a Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.

Unclaimed Accounts.  Under certain circumstances, a shareholder’s shares in a Fund may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

http://investments.miraeasset.us                              54                              Mirae Asset Discovery Funds

ADDITIONAL INFORMATION

Fund Rights

You should be aware that the Funds may do any of the following:

•

Withhold federal income tax on your distributions if the Fund has been notified by the IRS that you are subject to backup withholding, or if you fail to provide the Fund with a correct taxpayer identification number or certification that you are exempt from backup withholding.

•

Close your account and send you the proceeds if your balance falls below $1,000 (or $500 for retirement accounts); charge you $10 a year if your account balance falls below $1,000; in either case, the Funds will give you 60 days’ notice so you can either increase your balance or close your account (these policies do not apply to any case where a fall in share price created the low balance).

•

Reject a new account application if you do not provide a correct social security or taxpayer identification number; if the account has already been opened, we may give you 30 days’ notice to provide the correct number.

•

Pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally will not make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1.00% of the value of the Fund’s net assets, whichever is less.

•

Change, add or withdraw various services, fees and account policies.

Foreign Investors

The Funds will generally not accept investments from foreign investors (e.g., foreign financial institutions; non-U.S. persons), other than from affiliates of Mirae Asset USA. Where a Fund does accept such investments from a foreign investor, the Transfer Agent is expected to conduct due diligence on such foreign investors as may be required under the USA PATRIOT Act and applicable Treasury or SEC rules, regulations and guidance. In addition to the due diligence, the Funds have instructed the Transfer Agent to escalate foreign investors to the Fund’s Anti-Money Laundering Compliance Officer, including all foreign correspondent accounts established in the U.S. for a foreign financial institution.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you:  When you open an account, the applicable Fund will ask for your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligations. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity, and the Funds shall have no obligation with respect to the terms of any such document.  Attempts to collect the missing information required on the application will be performed by contacting either you or, if applicable, your broker. If this information is unable to be obtained within a time-frame established in the sole discretion of the applicable Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next determined after receipt of your application in proper form.  However, the Funds reserve the right to close your account at the then-current day’s price if they are unable to verify your identity.

Attempts to verify your identity will be performed within a time-frame established in the sole discretion of the Funds. If a Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

http://investments.miraeasset.us                              55                              Mirae Asset Discovery Funds

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Trust has adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Investment Manager, they are deemed to be in the best interest of a Fund or in cases where a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

Delivery of Shareholder Documents

The Trust delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at 1-888-335-3417, or write to Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165.

http://investments.miraeasset.us                              56                              Mirae Asset Discovery Funds

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help investors understand each Fund’s financial performance for the periods shown. Certain information reflects financial results for a single share of a Fund. The total returns in the table represent the rate of return that an investor would have earned (or lost) on an investment in shares of the applicable Fund, assuming reinvestment of all dividends and distributions. The Funds’ financial statements as of April 30, 2014, audited by Ernst & Young LLP, and together with the report thereon of Ernst & Young LLP, are included in the Trust’s annual report and are hereby incorporated by reference into this Prospectus. The annual report is available upon request and without charge by calling 1-888-335-3417 or on the Trust’s website at http://investments.miraeasset.us.

		Investment Activities				Distributions to Shareholders From								Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income Loss		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income		Net Realized Gains From Investments		Total Distributions		Net Asset Value, End of Period	Total Return (excludes sales charge)(a)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Gross Expenses to Average Net Assets(b)	Net Assets at End of Period (000's)	Portfolio Turnover(a),(c)
Emerging Markets Fund
Class A
Year Ended April 30, 2014	$9.62	(0.02)		(0.08)	(0.10)	—		—		—		$9.52	(1.04)%	1.78%	(g)	(0.15)%	4.45%	$1,279	77%
Year Ended April 30, 2013	$9.35	0.03		0.24	0.27	—		—		—		$9.62	2.89%	1.85%		0.32%	5.30%	$1,247	165%
Year Ended April 30, 2012	$11.36	(0.01)	(d)	(1.64)	(1.65)	—		(0.36)		(0.36)		$9.35	(14.00)%	1.85%		(0.13)%	6.82%	$1,136	262%
September 24, 2010(e) through April 30, 2011	$10.00	(0.04)		1.43	1.39	—		(0.03)		(0.03)		$11.36	13.94%	1.85%		(0.65)%	8.06%	$583	172%
Class C
Year Ended April 30, 2014	$9.43	(0.07)		(0.10)	(0.17)	—		—		—		$9.26	(1.80)%	2.53%	(g)	(0.90)%	6.53%	$839	77%
Year Ended April 30, 2013	$9.23	(0.05)		0.25	0.20	—		—		—		$9.43	2.17%	2.60%		(0.32)%	7.39%	$545	165%
Year Ended April 30, 2012	$11.31	(0.08)	(d)	(1.64)	(1.72)	—		(0.36)		(0.36)		$9.23	(14.70)%	2.60%		(0.88)%	7.32%	$797	262%
September 24, 2010(e) through April 30, 2011	$10.00	(0.08)		1.42	1.34	—		(0.03)		(0.03)		$11.31	13.44%	2.60%		(1.38)%	8.75%	$639	172%
Class I
Year Ended April 30, 2014	$9.69	0.02		(0.10)	(0.08)	(0.01)		—		(0.01)		$9.60	(0.83)%	1.53%	(g)	0.14%	3.09%	$14,240	77%
Year Ended April 30, 2013	$9.39	0.06		0.24	0.30	—		—		—		$9.69	3.19%	1.60%		0.59%	3.60%	$14,243	165%
Year Ended April 30, 2012	$11.39	0.01	(d)	(1.65)	(1.64)	—	(f)	(0.36)		(0.36)		$9.39	(13.85)%	1.60%		0.15%	4.31%	$16,484	262%
September 24, 2010(e) through April 30, 2011	$10.00	(0.02)		1.44	1.42	—		(0.03)		(0.03)		$11.39	14.24%	1.60%		(0.37)%	4.64%	$16,488	172%
Asia Fund
Class A
Year Ended April 30, 2014	$10.68	(0.03)		0.87	0.84	—		(0.14)		(0.14)		$11.38	7.90%	1.73%	(g)	(0.36)%	4.60%	$1,772	88%
Year Ended April 30, 2013	$9.59	—	(f)	1.09	1.09	—		—		—		$10.68	11.37%	1.80%		(0.29)%	5.42%	$1,552	173%
Year Ended April 30, 2012	$11.04	(0.07)	(d)	(1.38)	(1.45)	—		—	(f)	—	(f)	$9.59	(13.12)%	1.80%		(0.75)%	8.38%	$828	322%
September 24, 2010(e) through April 30, 2011	$10.00	(0.06)		1.11	1.05	—		(0.01)		(0.01)		$11.04	10.46%	1.80%		(0.94)%	8.43%	$561	194%
Class C
Year Ended April 30, 2014	$10.49	(0.13)		0.86	0.73	—		(0.14)		(0.14)		$11.08	6.99%	2.48%	(g)	(1.11)%	7.22%	$583	88%
Year Ended April 30, 2013	$9.49	(0.09)		1.09	1.00	—		—		—		$10.49	10.54%	2.55%		(0.91)%	8.03%	$592	173%
Year Ended April 30, 2012	$11.00	(0.14)	(d)	(1.37)	(1.51)	—		—	(f)	—	(f)	$9.49	(13.71)%	2.55%		(1.47)%	9.43%	$536	322%
September 24, 2010(e) through April 30, 2011	$10.00	(0.10)		1.11	1.01	—		(0.01)		(0.01)		$11.00	10.06%	2.55%		(1.69)%	9.18%	$556	194%
Class I
Year Ended April 30, 2014	$10.77	(0.01)		0.88	0.87	—		(0.14)		(0.14)		$11.50	8.12%	1.48%	(g)	(0.11)%	3.46%	$10,470	88%
Year Ended April 30, 2013	$9.64	(0.01)		1.14	1.13	—		—		—		$10.77	11.72%	1.55%		0.13%	3.96%	$9,685	173%
Year Ended April 30, 2012	$11.07	(0.04)	(d)	(1.39)	(1.43)	—		—	(f)	—	(f)	$9.64	(12.91)%	1.55%		(0.47)%	4.90%	$11,607	322%
September 24, 2010(e) through April 30, 2011	$10.00	(0.04)		1.12	1.08	—		(0.01)		(0.01)		$11.07	10.76%	1.55%		(0.65)%	4.89%	$11,151	194%

(a)	Not annualized for periods less than one year.	(e)	Commencement of operations.
(b)	Annualized for periods less than one year.	(f)	Amount is less than $0.005.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.	(g)

The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2013 and the higher limit in effect prior to that date.  See Note 4 to the financial statements for additional discussion.

(d)	Calculated using the average shares method.

http://investments.miraeasset.us                              57                              Mirae Asset Discovery Funds

FINANCIAL HIGHLIGHTS

		Investment Activities					Distributions to Shareholders From						Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income Loss		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities		Net Investment Income		Net Realized Gains From Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)(a)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Gross Expenses to Average Net Assets(b)	Net Assets at End of Period (000's)	Portfolio Turnover(a),(c)
Emerging Markets Great Consumer Fund
Class A
Year Ended April 30, 2014	$12.11	(0.03)		(0.32)	(0.35)		—		—	—	$11.76	(2.89)%	1.85%		(0.51)%	2.53%	$38,988	29%
Year Ended April 30, 2013	$10.71	(0.05)	(d)	1.45	1.40		—		—	—	$12.11	13.07%	1.85%		(0.47)%	3.67%	$14,799	56%
Year Ended April 30, 2012	$11.95	(0.04)	(d)	(0.84)	(0.88)		—		(0.36)	(0.36)	$10.71	(6.61)%	1.85%		(0.43)%	6.84%	$1,965	110%
November 4, 2010(e) through April 30, 2011	$11.00	(0.04)		0.99	0.95		—		—	—	$11.95	8.64%	1.85%		(0.75)%	8.44%	$546	138%
Class C
Year Ended April 30, 2014	$11.87	(0.08)		(0.35)	(0.43)		—		—	—	$11.44	(3.62)%	2.60%		(1.17)%	3.43%	$13,112	29%
Year Ended April 30, 2012	$10.58	(0.13)	(d)	1.42	1.29		—		—	—	$11.87	12.19%	2.60%		(1.19)%	5.06%	$5,441	56%
Year Ended April 30, 2013	$11.91	(0.12)	(d)	(0.85)	(0.97)		—		(0.36)	(0.36)	$10.58	(7.40)%	2.60%		(1.18)%	8.20%	$846	110%
November 4, 2010(e) through April 30, 2011	$11.00	(0.07)		0.98	0.91		—		—	—	$11.91	8.27%	2.60%		(1.47)%	9.11%	$611	138%
Class I
Year Ended April 30, 2014	$12.18	0.02		(0.35)	(0.33)		—		—	—	$11.85	(2.71)%	1.60%		(0.05)%	2.30%	$58,622	29%
Year Ended April 30, 2013	$10.75	(0.02)	(d)	1.45	1.43		—		—	—	$12.18	13.30%	1.60%		(0.15)%	3.36%	$23,229	56%
Year Ended April 30, 2012	$11.96	(0.02)	(d)	(0.83)	(0.85)		—		(0.36)	(0.36)	$10.75	(6.35)%	1.60%		(0.20)%	4.24%	$14,512	110%
September 24, 2010(e) through April 30, 2011	$10.00	(0.03)		1.99	1.96		—		—	—	$11.96	19.60%	1.60%		(0.62)%	4.70%	$16,289	138%
Asia Great Consumer Fund
Class A
Year Ended April 30, 2014	$11.21	(0.07)	(d)	0.16	0.09		—		—	—	$11.30	0.80%	1.80%		(0.65)%	3.85%	$1,910	35%
Year Ended April 30, 2013	$9.56	(0.08)	(d)	1.73	1.65		—		—	—	$11.21	17.26%	1.80%		(0.85)%	5.38%	$1,714	77%
Year Ended April 30, 2012	$10.24	(0.09)		(0.59)	(0.68)		—		—	—	$9.56	(6.64)%	1.80%		(0.81)%	7.38%	$478	205%
November 4, 2010(e) through April 30, 2011	$10.62	(0.06)		(0.32)	(0.38)		—		—	—	$10.24	(3.58)%	1.80%		(1.38)%	8.55%	$535	238%
Class C
Year Ended April 30, 2014	$10.99	(0.13)	(d)	0.13	—	(f)	—		—	—	$10.99	0.00%	2.55%		(1.18)%	5.61%	$1,528	35%
Year Ended April 30, 2013	$9.46	(0.15)	(d)	1.68	1.53		—		—	—	$10.99	16.17%	2.55%		(1.59)%	8.15%	$578	77%
Year Ended April 30, 2012	$10.20	(0.14)		(0.60)	(0.74)		—		—	—	$9.46	(7.25)%	2.55%		(1.57)%	9.21%	$445	205%
November 4, 2010(e) through April 30, 2011	$10.62	(0.10)		(0.32)	(0.42)		—		—	—	$10.20	(3.95)%	2.55%		(2.13)%	9.32%	$480	238%
Class I
Year Ended April 30, 2014	$11.27	(0.01)	(d)	0.12	0.11		—		—	—	$11.38	0.98%	1.55%		(0.13)%	2.98%	$18,067	35%
Year Ended April 30, 2013	$9.60	(0.06)	(d)	1.73	1.67		—		—	—	$11.27	17.40%	1.55%		(0.61)%	3.57%	$13,438	77%
Year Ended April 30, 2012	$10.25	(0.06)		(0.59)	(0.65)		—		—	—	$9.60	(6.34)%	1.55%		(0.57)%	4.20%	$14,056	205%
September 24, 2010(e) through April 30, 2011	$10.00	(0.05)		0.30	0.25		—		—	—	$10.25	2.50%	1.55%		(1.13)%	4.57%	$16,068	238%
Global Great Consumer Fund
Class A
Year Ended April 30, 2014	$11.58	(0.11)	(d)	2.65	2.54		—		(0.08)	(0.08)	$14.04	21.92%	1.75%		(0.82)%	4.97%	$990	38%
Year Ended April 30, 2013	$11.56	(0.02)		0.19	0.17		—	(f)	(0.15)	(0.15)	$11.58	1.63%	1.78%	(g)	(0.27)%	6.70%	$677	108%
January 31, 2012(e) through April 30, 2012	$10.00	(0.01)		1.57	1.56		—		—	—	$11.56	15.60%	1.85%		(0.52)%	8.13%	$578	26%
Class C
Year Ended April 30, 2014	$11.47	(0.19)	(d)	2.61	2.42		—		(0.08)	(0.08)	$13.81	21.08%	2.50%		(1.53)%	6.40%	$800	38%
Year Ended April 30, 2013	$11.53	(0.10)		0.19	0.09		—		(0.15)	(0.15)	$11.47	0.90%	2.53%	(g)	(1.00)%	7.62%	$605	108%
January 31, 2012(e) through April 30, 2012	$10.00	(0.03)		1.56	1.53		—		—	—	$11.53	15.30%	2.60%		(1.27)%	8.89%	$577	26%
Class I
Year Ended April 30, 2014	$11.59	(0.05)	(d)	2.63	2.58		—		(0.08)	(0.08)	$14.09	22.25%	1.50%		(0.55)%	3.14%	$13,009	38%
Year Ended April 30, 2013	$11.56	0.03		0.18	0.21		(0.03)		(0.15)	(0.18)	$11.59	1.93%	1.54%	(g)	(0.01)%	3.65%	$7,421	108%
January 31, 2012(e) through April 30, 2012	$10.00	(0.01)		1.57	1.56		—		—	—	$11.56	15.60%	1.60%		(0.27)%	4.93%	$8,094	26%

(a)	Not annualized for periods less than one year.	(e)	Commencement of operations.
(b)	Annualized for periods less than one year.	(f)	Amount is less than $0.005.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.	(g)

The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2013 and the higher limit in effect prior to that date.  See Note 4 to the financial statements for additional discussion.

(d)	Calculated using the average shares method.

http://investments.miraeasset.us                              58                              Mirae Asset Discovery Funds

MIRAE ASSET DISCOVERY FUNDS

Privacy Policy

This is not a part of the Prospectus

Mirae Asset Discovery Funds (the “Trust”) makes the following assurance of your privacy.

The Trust’s Commitment to You

We work hard to respect the privacy of your personal and financial data.

Not Using Your Personal Data for our Financial Gain

The Trust has never sold shareholder information to any other party, nor have we disclosed such data to any other organization, except as permitted by law.  We have no plans to do so in the future.  We will notify you prior to making any change in this policy.  As a shareholder of the Trust, you compensate Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA”) through a management fee; this is how we earn our money for managing yours.  We strive to minimize conflicts of interest between Mirae Asset USA and the Trust.  Our policy of not selling your data is an extension of this practice.

How We Do Use Your Personal and Financial Data

We use your information primarily to complete your investment transactions.  We may also use it to communicate with you about other financial products that we offer.

The Information We Collect About You

You typically provide personal information when you complete a Trust account application or when you request a transaction that involves the Trust.  This information may include your:

•

Name, address and phone numbers

•

Social security or taxpayer identification number

•

Investment activity

How We Protect Your Personal Information

As emphasized above, we do not sell information about current or former shareholders or their accounts to third parties.  We occasionally share such information to the extent permitted by law to complete transactions at your request, or to make you aware of related financial products that we offer.  Here are the details:

•

To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals, or groups that are not affiliated with the Trust. For example, if you ask to transfer assets from another financial institution to the Trust, we will need to provide certain information about you to that company to complete the transaction.

•

In certain instances, we may contract with non-affiliated companies to perform services for us, such as processing orders for share purchases and redemptions and distribution of shareholder letters.  Where necessary, we will disclose information about you to these third parties.  In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities (in the case of shareholder letters, only your name and address) and only for that purpose.  We require these third parties to treat your private information with the same high degree of confidentiality that we do.

•

Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example, to protect your account from fraud).

How We Safeguard Your Personal Information

We restrict access to your information to those Trust employees who need to know the information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards to protect your personal information.

What You Can Do

For your protection, we recommend that you do not provide your account information, user name, or password to anyone except a Trust employee as appropriate for a transaction or to set up an account.  If you become aware of any suspicious activity relating to your account, please contact us immediately.

We'll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually.  We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly.  You can access our privacy policy from our website.

http://investments.miraeasset.us                              59                              Mirae Asset Discovery Funds

TO GET MORE INFORMATION

Shareholder Reports. Additional information about the Funds’ investments is available in the Trust’s annual and semi-annual reports to shareholders. In the Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”). This tells you more about the Funds’ features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it is legally part of this Prospectus).

The Funds’ most recent annual and semi-annual reports and SAI are available, free of charge, upon request, by calling 1-888-335-3417 or on the Trust’s website at http://investments.miraeasset.us. Shareholders may call 1-888-335-3417 to request other information about the Funds and to make shareholder inquiries. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (“SEC”) in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

To Make Investments	SEC
Mirae Asset Discovery Funds P.O. Box 183165 Columbus, Ohio 43218-3165 http://investments.miraeasset.us 1-888-335-3417	Public Reference Station 100 F Street, N.E. Washington, D.C. 20549 www.sec.gov 1-202-551-8090

Distributed by:

Funds Distributor, LLC

SEC Investment Company Act File Number:

Mirae Asset Discovery Funds  811-22406

Mirae Asset Global Investments (USA) LLC, 1350 Avenue of the Americas, 33rd Floor, New York, New York 10019

http://investments.miraeasset.us                              60                              Mirae Asset Discovery Funds